As filed with the Securities and Exchange Commission on November 26, 2008

1933 Act File No. 333-28697
1940 Act File No. 811-08243

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[	X	]
Pre-Effective Amendment No.		[		]
Post-Effective Amendment No.	83	[	X	]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[	X	]
Amendment No.	84	[	X	]

(Check appropriate box or boxes.)

Direxion Funds

33 Whitehall Street, 10th Floor
New York, New York 10004
(Exact name of Registrant as Specified in Charter)
(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (646) 572-3390

Daniel D. O’Neill
33 Whitehall Street, 10th Floor
New York, New York 10004
(Name and Address of Agent for Service)

Copy to:
Edward L. Paz
U.S. Bancorp Fund Services, LLC
615 East Michigan
Milwaukee, WI 53202

It is proposed that this filing will become effective (check appropriate box)
[		]	immediately upon filing pursuant to paragraph (b)
[		]	on (date) pursuant to paragraph (b)
[		]	60 days after filing pursuant to paragraph (a)(1)
[		]	on (date) pursuant to paragraph (a)(1)
[	X	]	75 days after filing pursuant to paragraph (a)(2)
[		]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
[	]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

DIREXION FUNDS

CONTENTS OF REGISTRATION STATEMENT

This registration document is comprised of the following:

Cover Sheet

Contents of Registration Statement:

Combined Prospectus for the Investor Class and Service Class of the Financial Trends Strategy Fund and the Direxion/Wilshire Dynamic Fund

Part C of Form N-1A

Signature Page

PROSPECTUS

[DIREXION FUNDS LOGO]

33 Whitehall Street, 10th Floor
New York, New York 10004
(800) 851-0511

Financial Trends Strategy Fund

Direxion/Wilshire Dynamic Fund

Investor Class
Service Class

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission (“SEC”) nor has the SEC passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

[     ], 2009

In deciding whether to invest in the funds described herein, you should rely on information in this Prospectus or the Statement of Additional Information (the “SAI”).  The Direxion Funds (the “Trust”) has not authorized the use of this Prospectus in any state or jurisdiction in which such an offering may not legally be made.

i

OVERVIEW

This Prospectus relates to the Investor Class and Service Class Shares of the Financial Trends Strategy Fund and Direxion/Wilshire Dynamic Fund (each a “Fund” and, collectively, the “Funds”).  Rafferty Asset Management, LLC (“Rafferty” or “Adviser”), the investment adviser to the Funds, uses a number of investment techniques in an effort to achieve the stated goal for each Fund.  In addition, Wilshire Associates Incorporated serves as subadviser to the Direxion/Wilshire Dynamic Fund (“Wilshire” or “Subadviser”).

Please note that shares of each Fund may not be available in all states.  Shares of each Fund are only available in states in which they are authorized for purchase.

2

ABOUT THE FUNDS

Financial Trends Strategy Fund
Investment Objective.  The Financial Trends Strategy Fund seeks exposure to the performance of the Standard and Poor’s® Financial Trends Indicator (“S&P® FTI”).  The Financial Trends Strategy Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.

Principal Investment Strategy.  The Financial Trends Strategy Fund intends to invest in a combination of financial-linked derivatives and fixed income securities directly and/or indirectly. These financial-linked derivatives include currency and financial futures, options and swap contracts.  The financial-linked derivatives are positioned either long or short based on their prices relative to their average price over a recent period, or “moving averages”.  The Financial Trends Strategy Fund also may invest directly in exchange-traded funds (“ETFs”) and other investment companies that provide exposure to managed commodities and equity securities. On certain occasions, the Fund may employ leveraging techniques in an attempt to provide returns in excess of its benchmark index.

The Fund will hold U.S. government securities, short-term fixed-income securities, money market instruments, overnight and fixed-term repurchase agreements, cash, and other cash equivalents with maturities of one year or less as investments and to collateralize its financial-linked derivative exposure on a day-to-day basis.

Target Index.  The S&P® FTI is an index that seeks to benefit from trends (in either direction) in the currency and fixed income markets.  The S&P® FTI follows a quantitative methodology to track the prices of the following sectors using the following allocations: (1) Euro: 26%; (2) Yen: 24%; (3) Pound: 10%; (4) Swiss Franc: 4%; (5) Australian Dollar: 4%; (6) Canadian Dollar: 2%; (7) U.S. Treasury Bonds: 15%; and (8) U.S. Treasury Notes: 15%.  Each sector of the S&P® FTI is held either long or short by the S&P® FTI, depending upon price trends within that sector.  The S&P® FTI sectors are rebalanced monthly and the components are rebalanced annually.

S&P® FTI is a trademark of Standard & Poor’s®, a division of The McGraw-Hill Companies, Inc. (“S&P®”) and has been licensed for use by the Financial Trends Strategy Fund.  The Financial Trends Strategy Fund is not sponsored, endorsed, sold or promoted by S&P® or Alpha Financial Technologies, Inc. (“AFT”), the owner of the S&P® FTI.  S&P® and AFT make no representation or warranty, express or implied, to the owners of the Financial Trends Strategy Fund or any or any member of the public regarding the advisability of investing in securities generally or in the Financial Trends Strategy Fund particularly or the ability of the S&P® FTI to provide the basis for superior Financial investment performance.  S&P® and AFT’s only relationship to the Financial Trends Strategy Fund is the licensing of certain trademarks and trade names of S&P® and AFT and of the S&P® FTI, which is determined, composed and calculated without regard to the Financial Trends Strategy Fund.  S&P® and AFT have no obligation to take the needs of the Financial Trends Strategy Fund or its shareholders into consideration in determining, composing or calculating the S&P® FTI.  S&P® and AFT are not responsible for and have not participated in the determination of the prices and amount of the Financial Trends Strategy Fund or the timing of the issuance or sale of the shares of the Financial Trends Strategy Fund or in the determination or calculation of the net asset value of the Financial Trends Strategy Fund.  S&P® and AFT have no obligation or liability in connection with the administration, marketing or trading of the Financial Trends Strategy Fund.  S&P® and AFT do not guarantee the adequacy, accuracy, timelines or completeness of the S&P® FTI or any data included therein or any communications, including, but not limited to, oral or written communications (including electronic communications) with respect thereto.  S&P® and AFT shall not be subject to any damages or liability for any errors, omissions or delays therein.  S&P® makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the marks, the index or any data included therein.  Without limiting any of the foregoing, in no event whatsoever, shall S&P® or AFT be liable for any indirect, special, incidental punitive or consequential damages, including but not limited to, loss of profits, trading losses, lot time or goodwill, even if they have been advised of the possibility of such damages, whether in contract, tort, strict liability of otherwise.

Performance.  No performance is provided for the Financial Trends Strategy Fund because it had not commenced operations prior to the date of this Prospectus.

Fees and Expenses.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Financial Trends Strategy Fund.  The other expenses below reflect estimated expenses expected to be incurred for the fiscal period ending October 31, 2009.

3

Shareholder Fees(1) (fees paid directly from your investment):
Redemption Fee(2)	1.00%
Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses(3) (as a percentage of the Fund’s daily assets):
Financial Trends Strategy Fund
	Investor Class	Service Class
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees(4)	0.25%	0.75%
Other Expenses(5)(6)(7)	0.71%	0.71%
Total Annual Operating Expenses	1.96%	2.46%
Expense Waiver/Reimbursement	0.00%	0.00%
Net Annual Operating Expenses(7)	1.96%	2.46%

(1)	You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.
(2)	You will be assessed a 1.00% redemption fee on shares redeemed (through sales or exchanges) within 90 days of the date of purchase. For more information, see “Redemption Fees.”
(3)
Rafferty contractually has agreed to waive all or a portion of its management fee and/or reimburse the Financial Trends Strategy Fund’s Other Expenses through October 31, 2009 to the extent that the Total Annual Operating Expenses for the Investor Class and Service Class shares exceed 2.00% and 2.50%, respectively (excluding, as applicable, among other expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, Acquired Fund Fees and Expenses, and extraordinary expenses such as litigation).  Any such expense waiver or reimbursement is subject to recoupment by Rafferty from the Fund, as applicable, within the following three years if overall expenses fall below these percentage limitations.  This agreement may be terminated at any time at the discretion of the Board of Trustees upon notice to the Adviser and without the approval of Fund shareholders.  The agreement may be terminated by the Adviser only with the consent of the Board of Trustees.

(4)
The Board of Trustees has adopted Investor and Service Class Rule 12b-1 Plans pursuant to which the Investor and Services Class shares of the Fund each may pay an annual Rule 12b-1 fee up to 1.00% of the average daily net assets of that Class.  The Board has currently authorized the Investor and Service Class shares to pay annual Rule 12b-1 fees of 0.25% and 0.75%, respectively.  The Fund also pays a separate shareholder servicing fee of 0.25% of the Fund’s average daily net assets on an annual basis.

(5)
Other Expenses of the Fund include the custodian, transfer agency, administrative and other customary Fund expenses.  Other Expenses of the Fund also includes the shareholder servicing fee that may be paid by the Fund in an amount of 0.25% of the Fund’s average daily net assets on an annual basis.  Accordingly, Total Other Expenses are based on estimated amounts for the current fiscal year.

(6)
 The Fund is required to disclose Acquired Fund Fees and Expenses in the fee table above.  Other Expenses of the Fund and Total Other Expenses include estimated Acquired Fund Fees and Expenses of less than 0.01% of the Financial Trends Strategy Fund’s average daily net assets for the fiscal period ending October 31, 2009.

(7)
The Financial Trends Strategy Fund may take short positions in securities.  Other Expenses of the Fund and Total Other Expenses include the estimated expenses associated with short positions, as determined by the Adviser from time to time.

Expense Example
The table below is intended to help you compare the cost of investing in the Financial Trends Strategy Fund with the cost of investing in other mutual funds.  The table assumes that you invest $10,000 in the Financial Trends Strategy Fund for the periods shown and then redeem all of your shares at the end of the periods.  It also assumes that your investment has a 5% return each year and that the Financial Trends Strategy Fund’s operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Financial Trends Strategy Fund
	1 Year	3 Years
Investor Class	$199	$615
Service Class	$249	$767

Risks.  The principal risks are:  Market Timing Activity and High Portfolio Turnover, Risk of Tracking Error, Leverage Risks, Derivatives Risks, Counterparty Risks, Risk of Non-Diversification, Interest Rate Changes, Risks of Investing in Other Investment Companies and ETFs, Adverse Market Conditions, Risks of Investing in Equity Securities, Risks of Investing in Foreign Instruments, Currency Exchange Rates, Risks of Shorting Instruments, Risks of the Adviser’s Investment Strategy, Credit Risk and Lower-Quality Debt Securities, Valuation Time Risk and Concentration Risk.  For more information on the risks of the Financial Trends Strategy Fund, please refer to the “Principal Risks” section below.

4

Direxion/Wilshire Dynamic Fund
Investment Objective.  The Direxion/Wilshire Dynamic Fund (“Dynamic Fund”) seeks capital appreciation.  To achieve its investment objective, the Dynamic Fund combines a strategic asset allocation with a “tactical overlay” to position the Dynamic Fund defensively or aggressively, depending upon the outlook of the Subadviser.  The Dynamic Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.

Principal Investment Strategy.  Under normal circumstances, the Subadviser combines a traditional asset allocation model pursuant to which approximately 60% of the Dynamic Fund’s total assets are invested in equity securities and 40% are invested in fixed income securities, with a tactical overlay to increase or decrease the Dynamic Fund’s risk exposure by up to 30% based on the Subadviser’s outlook for the market.  The Subadviser’s tactical model evaluates asset class allocations on a monthly basis.  In response to market conditions, the Subadviser may rebalance the Dynamic Fund’s portfolio and/or employ leverage in its tactical allocations.  The Dynamic Fund will implement these strategies through the use of financial instruments, including futures contracts; options on securities, indices and futures contracts; equity caps, collars and floors; swap agreements; forward contracts, repurchase agreements and reverse repurchase agreements (collectively, “Financial Instruments”), to maximize the Dynamic Fund’s risk-adjusted return.  There is no limit on the amount of the Dynamic Fund’s assets that may be invested in Financial Instruments.

The Subadviser’s traditional 60% equity and 40% fixed income asset allocation model defines the broad long-term guidelines for the Dynamic Fund’s portfolio.  The Subadviser’s Tactical Asset Allocation (“TAA”) defines the short-term, generally minor, variations that the Subadviser will employ to enhance returns or hedge risk by taking advantage of market pricing anomalies or strong market sectors.

The TAA methodology begins with its own set of asset class forecasts derived from proprietary analytic tools and universes.  By comparing the Subadviser’s own forecasts with those forecasts of a universe of institutional investors, the Subadviser is able to identify asset classes that it believes are over- and under-valued.  The differences between the Subadvisers forecasts and those of the universe of institutional investors represent opportunities that can be exploited through disciplined tactical, or short-term, asset allocation strategies.  The process of developing the tactical overlay begins with a pairing of asset classes or sub-classes such as equity and fixed income or domestic and international equity.  These pairings also may include more narrow distinctions, such as large-cap versus small-cap equity, or investment- versus non-investment-grade bonds.  On a monthly basis, the Suabadviser implements tactical allocation strategies designed to increase or decrease the risk of the portfolio by as much as 30%.  This investment strategy is intended to provide investors with a long-term market approach that incorporates increased or decreased risk exposure depending on the Subadviser’s expectation of short-term market risk or opportunity.

The equity portion of the Dynamic Fund’s portfolio is comprised of the common stocks, preferred stocks, convertible securities and warrants of U.S. and foreign issuers, open- and closed-end investment companies, exchange traded funds and Financial Instruments that provide exposure to U.S. and foreign equity indices.

The fixed income portion of the Dynamic Fund’s portfolio is comprised of high-quality fixed income securities including investment-grade bonds, debt securities issued by U.S. government and corporate issuers and Financial Instruments.  The Dynamic Fund defines investment-grade debt securities as those that are rated within the four highest ratings categories by Moody’s Investors Service®, Inc. (“Moody’s”) or Standard & Poor’s® Ratings Services (“S&P®”) or that are unrated but determined by the Fund’s adviser to be of quality equivalent to those within the four highest ratings of Moody’s or S&P®.  The Dynamic Fund’s fixed income investments also may include short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities, repurchase agreements and money market funds.  The Dynamic Fund may invest in high yield corporate debt securities, commonly referred to as “junk bonds.”

Performance.  No performance is provided for the Dynamic Fund because it had not commenced operations prior to the date of this Prospectus.

Fees and Expenses.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Dynamic Fund.  The other expenses below reflect estimated expenses expected to be incurred for the fiscal period ending October 31, 2009.

5

Shareholder Fees(1) (fees paid directly from your investment):
Redemption Fee(2)	1.00%
Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses(3) (as a percentage of the Fund’s daily assets):
Dynamic Fund
	Investor Class	Service Class
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees(4)	0.25%	0.75%
Other Expenses(5)(6)(7)	0.71%	0.71%
Total Annual Operating Expenses	1.71%	2.21%
Expense Waiver/Reimbursement	-0.11%	-0.11%
Net Annual Operating Expenses(7)	1.60%	2.10%

(1)	You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.
(2)	You will be assessed a 1.00% redemption fee on shares redeemed (through sales or exchanges) within 90 days of the date of purchase. For more information, see “Redemption Fees.”
(3)
Rafferty contractually has agreed to waive all or a portion of its management fee and/or reimburse the Dynamic Fund’s Other Expenses through April 30, 2009 to the extent that the Total Annual Operating Expenses for the Investor Class and Service Class shares exceed 1.60% and 2.10%, respectively (excluding, as applicable, among other expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, Acquired Fund Fees and Expenses, and extraordinary expenses such as litigation).  Any such expense waiver or reimbursement is subject to recoupment by Rafferty from the Fund, as applicable, within the following three years if overall expenses fall below these percentage limitations.  This agreement may be terminated at any time at the discretion of the Board of Trustees upon notice to the Adviser and without the approval of Fund shareholders.  The agreement may be terminated by the Adviser only with the consent of the Board of Trustees.

(4)
The Board of Trustees has adopted Investor and Service Class Rule 12b-1 Plans pursuant to which the Investor and Services Class shares of the Fund each may pay an annual Rule 12b-1 fee up to 1.00% of the average daily net assets of that Class.  The Board has currently authorized the Investor and Service Class shares to pay annual Rule 12b-1 fees of 0.25% and 0.75%, respectively.  The Fund also pays a separate shareholder servicing fee of 0.25% of the Fund’s average daily net assets on an annual basis.

(5)
Other Expenses of the Fund include the custodian, transfer agency, administrative and other customary Fund expenses.  Other Expenses of the Fund also includes the shareholder servicing fee that may be paid by the Fund in an amount of 0.25% of the Fund’s average daily net assets on an annual basis.  Accordingly, Total Other Expenses are based on estimated amounts for the current fiscal year.

(6)
 The Fund is required to disclose Acquired Fund Fees and Expenses in the fee table above.  Other Expenses of the Fund and Total Other Expenses include estimated Acquired Fund Fees and Expenses of less than 0.01% of the Dynamic Fund’s average daily net assets for the fiscal period ending October 31, 2009.

(7)
The Dynamic Fund may take short positions in securities.  Other Expenses of the Fund and Total Other Expenses include the estimated expenses associated with short positions, as determined by the Adviser from time to time.

Expense Example
The table below is intended to help you compare the cost of investing in the Dynamic Fund with the cost of investing in other mutual funds.  The table assumes that you invest $10,000 in the Dynamic Fund for the periods shown and then redeem all of your shares at the end of the periods.  It also assumes that your investment has a 5% return each year and that the Dynamic Fund’s operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Dynamic Fund
	1 Year	3 Years
Investor Class	$163	$528
Service Class	$213	$681

Risks.  The principal risks of investing in the Dynamic Fund is subject to the following risks, as set forth in the “Principal Risk Factors” section of this prospectus below:  Market Timing Activity and High Portfolio Turnover, Leverage Risks, Derivatives Risks, Counterparty Risks, Risk of Non-Diversification, Interest Rate Changes, Risks of Investing in Other Investment Companies and ETFs, Adverse Market Conditions, Risks of Investing in Equity Securities, Risks of Investing in Foreign Instruments, Currency Exchange Rates, Risks of Investing in Small and Mid Capitalization Companies, Risks of Investing in Commodities, Risks of Shorting Instruments, Risks of the Adviser’s Investment Strategy, Credit Risk and Lower-Quality Debt Securities, Risk of Tracking Error, Concentration Risk and Valuation Time Risk.

6

PRINCIPAL RISKS

An investment in any of the Funds entails risks.  The Funds could lose money, or their performance could trail that of other investment alternatives.  Rafferty cannot guarantee that any of the Funds will achieve their objective.  In addition, the Funds present some risks not traditionally associated with most mutual funds.  It is important that investors closely review and understand these risks before making an investment in the Funds.  The table below provides the principal risks of investing in the Funds.  Following the table, each risk is explained.

	Financial Trends Strategy Fund	Direxion/Wilshire Dynamic Fund
Adverse Market Conditions	X	X
Concentration Risk	X	X
Counterparty Risks	X	X
Credit Risk	X	X
Currency Exchange Rates	X	X
Derivatives Risks	X	X
High-Yield Securities Risk		X
Interest Rate Changes	X	X
Leverage Risks	X	X
Market Timing Activity and High Portfolio Turnover	X	X
Risk of Non-Diversification	X	X
Risk of Tracking Error	X	X
Risks of Investing in Commodities		X
Risks of Investing in Equity Securities	X	X
Risks of Investing in Foreign Instruments	X	X
Risks of Investing in Other Investment Companies and ETFs	X	X
Risks of Investing in Small and Mid Capitalization Companies		X
Risks of Shorting Instruments	X	X
Risks of the Adviser’s Investment Strategy	X	X
Valuation Time Risk	X	X

Adverse Market Conditions
The performance of each Fund is designed to correlate to the performance of an index or benchmark.  As a consequence, a Fund’s performance will suffer during conditions which are adverse to the Fund’s investment goals.

Concentration Risk
Concentration risk results from focusing a Fund’s investments in a specific industry or sector.  The performance of a Fund that focuses its investments in a particular industry or sector may be more volatile than a fund that does not concentrate its investments.

Counterparty Risks
The Funds may invest in financial instruments, including swap agreements, that enable the Funds to hedge a position or to gain exposure to securities or an index without investing in specific securities or instruments.  Swap agreements are two-party contracts whereby the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.  Using such swap agreements and similar financial instruments exposes a Fund to the risk that the counterparty may default.  If the counterparty defaults, a Fund’s risk of loss will consist of any payments that the Fund is entitled to receive from the counterparty under the agreement.

7

Credit Risk and Lower-Quality Debt Securities
A Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.  A Fund could lose money if the issuer of a debt security in which it has a short position is upgraded or generally improves its standing.  Credit risk usually applies to most debt securities, but generally is not a factor for U.S. government obligations.

Currency Exchange Rates
Changes in foreign currency exchange rates will affect the value of what a Fund owns and the Fund’s share price.  Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars.  Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency.  Currency markets generally are not as regulated as securities markets.

Derivatives Risks
The Funds use investment techniques which may be considered aggressive, including investments in derivatives.  The derivative instruments in which the Funds may invest include: (1) futures contracts; (2) swap agreements; and (3) options on securities, securities indices and futures contracts.  Investments in derivatives are subject to market risks that may cause their prices to fluctuate over time.  In addition, such instruments may experience potentially dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security or index.  This will increase the volatility of the Funds and may involve a small investment of cash relative to the magnitude of the risk assumed.  The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives.  As a result, a Fund may incur larger losses or smaller gains than otherwise would be the case if the Fund invested directly in the underlying securities.

High-Yield Securities Risk
Investments in securities rated below investment grade or “junk bonds” generally involve significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties. Rising interest rates may compound these difficulties and reduce an issuer's ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. Additionally, due to the greater number of considerations involved in the selection of the fund's securities, the achievement of the fund's objective depends more on the skills of the portfolio manager than investing only in higher rated securities. Therefore, your investment may experience greater volatility in price and yield. High-yield securities may be less liquid than higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell.

Interest Rate Changes
Debt securities have varying levels of sensitivity to changes in interest rates.  In general, the price of a debt security may fall when interest rates rise and may rise when interest rates fall.  Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes.  In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price.  In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction.  Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. The impact of an interest rate changes may be significant for other asset classes as well, whether because of the impact of interest rates on economic activity or because of changes in the relative attractiveness of asset classes due to changes in interest rates.  For instance, higher interest rates may make investments in debt securities more attractive, thus reducing investments in equities.

Leverage Risks
Use of leverage can magnify the effects of changes in the value of the Funds and make them more volatile.  The leveraged investment techniques that the Funds employ should cause investors in the Funds to lose more money in adverse environments.  The Funds’ use of leverage means that they will incur financing charges which will affect the performance of the Funds.  As interest rates rise, the cost of executing the Funds’ investment strategies will rise as well.

Market Timing Activity and High Portfolio Turnover
Frequent trading could increase the rate of the Funds’ portfolio turnover, which involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups/mark-downs and other transaction costs on the sale of securities and reinvestments in other securities.  Such sales also may result in adverse tax consequences to a Fund’s shareholders.  The trading costs and tax effects associated with portfolio turnover may adversely affect the Funds’ performance.  In addition, large movements of assets into and out of the Funds may have a negative impact on their ability to achieve their investment objectives or their desired level of operating expenses.  The risks associated with market timing activity and high portfolio turnover will have a negative impact on longer-term investments.  Please see the “Financial Highlights” section of this Prospectus for each Fund’s historic portfolio turnover rates.

8

Risk of Non-Diversification
Each of the Funds is non-diversified.  A non-diversified fund invests a high percentage of its assets in a limited number of securities.  A non-diversified fund’s net asset values and total returns may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.

Risk of Tracking Error
Several factors may affect a Fund’s ability to achieve its daily target.  A Fund may have difficulty achieving its daily target due to fees and expenses, high portfolio turnover, transaction costs and/or a temporary lack of liquidity in the markets for the securities held by a Fund.  A failure to achieve a daily target may cause a Fund to provide returns for a longer period that are worse than expected.  In addition, a Fund that meets its daily target over a period of time may not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period.  Differences may result from the compounding effect of daily market fluctuations and the use of leverage.

Risks of Investing in Commodities
Investments in companies involved in commodity-related businesses may be subject to greater volatility than investments in companies involved in more traditional businesses.  The value of companies in commodity-related businesses may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments.

Risks of Investing in Equity Securities
Investments in publicly issued equity securities, including common stocks, in general are subject to market risks that may cause their prices to fluctuate over time.  Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate.

Risks of Investing in Foreign Instruments
Indirectly investing in foreign instruments may involve greater risks than investing in domestic instruments.  As a result, a Fund’s returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries.  The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.

Risks of Investing in Other Investment Companies and ETFs
Investments in the securities of other investment companies and ETFs, (which may, in turn invest in equities, bonds, and other financial vehicles) may involve duplication of advisory fees and certain other expenses.  By investing in another investment company or ETF, a Fund becomes a shareholder of that investment company or ETF.  As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.  As a shareholder, the Fund must rely on the investment company or ETF to achieve its investment objective.  If the investment company or ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance.  In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares potentially may trade at a discount or a premium.  Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a Fund.  Finally, because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate a Fund’s holdings at the most optimal time, adversely affecting the Fund’s performance.

Risks of Investing in Small and Mid Capitalization Companies
Investing in the securities of small and mid capitalization companies involves greater risks and the possibility of greater price volatility than investing in more-established, larger capitalization companies.  Smaller companies may have limited operating history, product lines, and financial resources, and the securities of these companies may lack sufficient market liquidity.  Smaller companies often have narrower markets and more limited managerial and financial resources than larger, more established companies.

9

Risks of Shorting Instruments
Short positions are designed to profit from a decline in the price of particular securities, baskets of securities or indices.  A short sale involves the theoretically unlimited risk of loss when the market value of the instruments sold short plus related transaction costs exceeds the proceeds to a Fund from the short sale. As a consequence, a Fund will lose value if and when the instrument’s price rises – a result that is the opposite from traditional mutual funds.  The holder of a short position is responsible for paying the dividends and interest accruing on the short position.  Because dividends and interest accruing on a short position is an expense to a Fund, the performance of a Fund may be adversely impacted by the cost of maintaining its short positions.

Risks of the Adviser’s Investment Strategy
While the Adviser seeks to take advantage of investment opportunities for Funds that will maximize their investment returns, there is no guarantee that such opportunities will ultimately benefit the Funds.  The Adviser will aggressively change the Funds’ portfolios in response to market conditions that are unpredictable and may expose the Funds to greater market risk than other mutual funds.  There is no assurance that the Adviser’s investment strategy will enable the Funds to achieve their investment objectives.

Valuation Time Risk
The Funds value their portfolio as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 PM Eastern time).  In some cases, foreign market indices close before the NYSE opens or may not be open for business on the same calendar days as the Funds.  As a result, the daily performance of a Fund that tracks a foreign market index can vary from the performance of that index.

ABOUT YOUR INVESTMENT

Share Price of the Funds

A Fund’s share price is known as its net asset value (“NAV”).  The Funds share prices are calculated as of the close of regular trading, usually as of 4:00 p.m. Eastern time, each day the NYSE is open for business (“Business Day”).  The value of a Fund’s assets that trade in markets outside the United States or in currencies other than the U.S. dollar may fluctuate on days that foreign markets are open but the Funds are not open for business.

All shareholder transaction orders received in good form by the Funds’ transfer agent or an authorized financial intermediary by the close of regular trading (generally 4:00 p.m. Eastern time) will be processed at that day’s NAV.

Share price is calculated by dividing a Fund’s net assets by its shares outstanding.  The Funds use the following methods to price securities held in their portfolios:

●
Equity securities, OTC securities, swap agreements, closed-end investment companies, options, futures and options on futures are valued at their last sales price, or if not available, the average of the last bid and ask prices;

●	Securities primarily traded in the NASDAQ Global Market® are valued using the NASDAQ® Official Closing Price (“NOCP”);

●	Short-term debt securities with a maturity of 60 days or less and money market securities are valued using the “amortized” cost method;

●	Other debt securities are valued by using the closing bid and asked prices provided by the Funds’ pricing service or, if such prices are unavailable, by a pricing matrix method; and

●	Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value estimates by the Adviser under the oversight of the Board of Trustees.

Fair Value Pricing.  Portfolio securities and other assets are valued chiefly by market prices from the primary market in which they are traded.  Securities are priced at a fair value as determined by the Adviser, under the oversight of the Board of Trustees, when reliable market quotations are not readily available, the Funds’ pricing service does not provide a valuation for such securities, the Funds’ pricing service provides a valuation that in the judgment of the Adviser does not represent fair value, the Adviser believes that the market price is stale, or an event that affects the value of an instrument (a “Significant Event”) has occurred since the closing prices were established, but before the time as of which the Funds calculate their NAVs.  Examples of Significant Events may include:  (1) events that relate to a single issuer or to an entire market sector; (2) significant fluctuations in domestic or foreign markets; or (3) occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts, or significant government actions.  If such Significant Events occur, the Funds may value the instruments at fair value, taking into account such events when it calculates each Fund’s NAV.  Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees.  In addition, the Funds may also fair value an instrument if trading in a particular instrument is halted and does not resume prior to the closing of the exchange or other market.

10

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities.  As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes.  If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, Rafferty compares the market quotation to the fair value price to evaluate the effectiveness of the Funds’ fair valuation procedures.

Rule 12b-1 Fees

This Prospectus describes distribution plans under Rule 12b-1 pursuant to which the Funds pay for distribution and services provided to Fund shareholders.  Because 12b-1 fees are paid out of the Funds’ assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Pursuant to the Investor Class plan, which applies to all Funds, the Investor Class of each Fund may pay an annual Rule 12b-1 fee of up to 1.00% of the average daily net assets.  The Board has currently authorized the Investor Class of each Fund covered by the plan to pay a maximum annual Rule 12b-1 fee of 0.25% of the average daily net assets of the Fund’s Investor Class.  In addition, the Board has authorized the Investor Class of each Fund to pay a separate annualized shareholder services fee of 0.25% of the average daily net assets.

Pursuant to the Service Class plan, the Service Class of each Fund may pay an annual Rule 12b-1 fee of up to 1.00% of the average daily net assets. The Board has currently authorized the Service Class of each Fund to pay a maximum annual Rule 12b-1 fee of 0.75% of its average daily net assets.  The Board has authorized the Service Class of each Fund to pay a separate annualized shareholder services fee of 0.25% of the Fund’s average daily net assets.

Under an agreement with the Funds, your registered investment adviser, financial planner, broker-dealer or other financial intermediary, (“Financial Advisor”) may receive Rule 12b-1 fees and/or Shareholder Services fees from the Funds.  In exchange, your Financial Advisor may provide a number of services, such as: placing your orders and issuing confirmations; providing investment advice, research and other advisory services; handling correspondence for individual accounts; acting as the sole shareholder of record for individual shareholders; issuing shareholder statements and reports; executing daily investment “sweep” functions; and other shareholder services as described in the Funds’ SAI.  For more information on these and other services, you should speak directly to your Financial Advisor.  Your Financial Advisor may charge additional account fees for services beyond those specified above.

Investor Class Shares and Service Class Shares

All Funds offer Investor Class shares and Service Class shares.  There are no sales loads associated with the purchase of either class of shares.  Investor Class shares are sold by the Funds directly without the services of a Financial Advisor.  Service Class Shares are sold by Financial Advisors that provide services to the Funds.  Service Class shares pay a higher Rule 12b-1 fee than Investor Class shares.  Both share classes pay a shareholder service fee.

Shareholder Services Guide

You may invest in the Funds through traditional investment accounts, including an Automatic Investment Plan, IRAs (including Roth IRAs), self-directed retirement plans or company sponsored retirement plans.  Applications and descriptions of any service fees for retirement or other accounts are available directly from the Funds.  You may invest directly with the Funds or through certain financial intermediaries.  Any transaction effected through a financial intermediary may be subject to a processing fee.  The minimum initial investment is set forth below and may be invested in as many of the Funds as you wish, subject to a minimum investment in each Fund of $1,000.  Rafferty may waive these minimum requirements at its discretion.  Contact Rafferty if you need additional information or assistance.

11

Shares of the Funds have not been registered for sale outside of the United States.  The Funds generally do not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Purchase Methods	Initial Purchases	Subsequent Purchases
Minimum Investment: Traditional Investment Accounts	$25,000	$500
Minimum Investment: Retirement Accounts (Regular, Roth and Spousal IRAs)	$25,000	$0
By Mail
•  Complete and sign your Application.  Remember to include all required documents (if any).

•  Make a check payable to “Direxion Funds” and indicate the Fund you would like to purchase.

• Send the signed Application and check to:
Direxion Funds
P.O. Box 701
Milwaukee, Wisconsin 53201-701
(Do not send via express mail or overnight delivery to the P.O. Box address.)

•  Complete an Investment Slip or provide written instructions with your name, account number and the fund in which you would like to invest.

•  Make a check payable to “Direxion Funds” and indicate the Fund you would like to purchase and your account number.

•  Send the Investment Slip and check to:
Direxion Funds
P.O. Box 701
Milwaukee, Wisconsin 53201-701

By Wire
•  Contact Direxion at (800) 851-0511 to make arrangements to send in your Application via facsimile or mail.

•  Fax or mail the Application according to instructions the representative will give you.

•  Call (800) 851-0511 to: (a) confirm receipt of the Application; (b) to receive an account number; and (c) a confirmation number.

•  Send the original Application to:
Direxion Funds
P.O. Box 701
Milwaukee, Wisconsin 53201-701
Wired funds must be received prior to market close to be eligible for same day pricing.  The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.

•  Contact Direxion at (800) 851-0511 with your account number, the amount wired and the Fund(s) in which you want to invest.

•  You will receive a confirmation number; retain your confirmation number.

•  Instruct your bank to wire the money to:
US Bank NA, Milwaukee, WI  53202
ABA 075000022
Credit: US Bancorp Fund Services, LLC
ACCT # 112-952-137
FFC: Direxion Funds
(Your name and Direxion Account Number)

By Telephone
•  You must have elected the “Purchase by Telephone” option on your Application, your account must be open for 15 days and you must have banking information established on your account prior to purchasing shares by telephone.

•  The minimum telephone purchase is $500.00.

•  Contact Direxion at (800) 851-0511 to purchase additional shares of the Fund(s).  Orders will be accepted via the electronic funds transfer through the Automated Clearing House (“ACH”) network.

•  Shares will be purchased at the NAV calculated on the day your order is placed provided that your order is received prior to market close.

By ACH		• Call (800) 851-0511 to process your request and have your bank account drafted.
Through Financial Intermediaries	Contact your financial intermediary.	Contact your financial intermediary.

12

Contact Information
By Telephone	(800) 851-0511
Fax	(Faxes may be accepted, but must be pre-authorized by a representative. Please call (800) 851-0511 to receive authorization and the fax number.)
Internet	www.direxionfunds.com
Regular Mail	Direxion Funds P.O. Box 701 Milwaukee, Wisconsin 53201-701
Overnight Mail	Direxion Funds Mutual Fund Services - 3rd Floor 615 East Michigan Street Milwaukee, Wisconsin 53202

Instructions for Exchanging or Redeeming Shares
By Mail	Send written instructions sufficient to process your request to: Direxion Funds P.O. Box 701 Milwaukee, Wisconsin 53201-701
By Telephone	(800) 851-0511 for Individual Investors (877) 437-9363 for Financial Professionals
By Internet	• Log on to www.direxionfunds.com. Establish an account ID and password by following the instructions on the site. • Follow the instructions on the site.
Through Financial Intermediaries	Contact your financial intermediary.

13

ACCOUNT AND TRANSACTION POLICIES

Payment for Shares.  All purchases must be made in U.S. dollars through a U.S. bank.  The Funds will not accept payment in cash or money orders.  The Funds also do not accept cashier’s checks in amounts of less than $10,000.  In addition, to prevent check fraud, the Funds do not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks, or starter checks for the purchase of shares.  We are unable to accept post-dated checks, post-date on-line bill pay checks or any conditional order or payment.  If your check does not clear, you will be charged a $25.00 fee.  In addition, you may be responsible for losses sustained by the Fund for any returned payment.

You will receive written confirmation by mail, but we do not issue share certificates.

Anti-Money Laundering Program.  The Funds’ transfer agent will verify certain information from investors as part of the Funds’ anti-money laundering program.

The USA PATRIOT Act of 2001 requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts.  When completing a new Account Application, you will be required to supply your full name, date of birth, social security number and permanent street address to assist in verifying your identity.  Mailing addresses containing only a P.O. Box will not be accepted.  Until such verification is made, the Funds may temporarily limit additional share purchases.  In addition, the Funds may limit additional share purchases or close an account if they are unable to verify a shareholder’s identity.  As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

If the Funds do not have a reasonable belief of the identity of a shareholder, the account will be rejected or the shareholder will not be allowed to perform a transaction on the account until such information is received.  The Funds may also reserve the right to close the account within five business days if clarifying information and/or documentation is not received.

Good Form.  Good form means that your purchase (whether direct or through a financial intermediary) is complete and contains all necessary information, has all supporting documentation (such as trust documents, beneficiary designations, proper signature guarantees, IRA rollover forms, etc.) and is accompanied by sufficient purchase proceeds.  For a purchase request to be in good form, it must include: (1) the name of the Fund; (2) the dollar amount of shares to be purchased; and (3) your purchase application or investment stub.  An Application that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the Application and receives correct payment by check or wire transfer.  The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents.

Certain transactions through a financial intermediary may not be deemed in good form if such financial intermediary failed to properly notify the Funds of such trade or trades.  In particular, financial intermediaries that transact in shares of the Funds through the Fundserv must, in many cases, notify the Funds of trades before placing them in the Fundserv system.  In the event that a financial intermediary transacts in shares of the Funds through the Fundserv system without notifying the Funds of such trades in advance, such transaction may be deemed not to have been received in good order.  In practice, this means that a confirmation from a financial intermediary is not binding on the Funds.  In the event that a trade is deemed not to have been received in good form, for whatever reason, a purchase, redemption or exchange request may be rejected or canceled and, in the event of a redemption which is canceled, the Funds shall have the right to a return of proceeds.  Cancellation of a trade is processed at the NAV at which the trade was originally received and is ordinarily completed the next business day.  Please contact your financial intermediary to determine how it processes transactions in shares of the Funds.

Financial Intermediaries.  Financial intermediaries are responsible for placing orders promptly with the Funds and forwarding payment promptly, as well as ensuring that you receive copies of the Funds’ Prospectus.  Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them.  Each intermediary also may have its own rules about share transactions, limits on the number of share transactions you are permitted to make in a given time period, and may have earlier cut-off times for processing your transaction.  For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly.

14

Order Policies.  There are certain times when you may be unable to sell shares of the Funds or proceeds may be delayed.  This may occur during emergencies, unusual market conditions or when the Funds cannot determine the value of their assets or sell their holdings.  The Funds reserve the right to reject any purchase order or suspend offering of their shares.  Generally, a Fund may reject a purchase if it is disruptive to the efficient management of the Fund.

Telephone Transactions.  For your protection, the Funds may require some form of personal identification prior to accepting your telephone request such as verification of your social security number, account number or other information.  We also may record the conversation for accuracy.  During times of unusually high market activity or extreme market changes, you should be aware that it may be difficult to place your request in a timely manner.  If you previously declined telephone privileges and would like to add this option to your account, please contact the Funds at (800) 851-0511 for instructions.  IRA accounts are not eligible for telephone redemption privileges.  The maximum amount that may be redeemed by telephone is $100,000.

Automatic Investment Plan.  For your convenience, the Funds offer an Automatic Investment Plan (“AIP”).  Under the AIP, after you make your initial minimum investment of $25,000, you authorize the Funds to withdraw the amount you wish to invest from your personal bank account on a monthly basis.  The AIP requires a minimum monthly investment of $500.  If you wish to participate in the AIP, please complete the “Automatic Investment Plan” section on the Account Application or call the Funds at (800) 851-0511.  In order to participate in the AIP, your bank or financial institution must be a member of the ACH network. The Funds may terminate or modify this privilege at any time.  You may change your investment amount or terminate your participation in the AIP at any time by notifying the Funds’ transfer agent by telephone or in writing, five days prior to the effective date of the next transaction.  A fee, currently $25, will be imposed if your AIP transaction is returned.

Signature Guarantees.  In certain instances when you sell shares of the Funds, we will need your signature guaranteed. Signature guarantees may be available at your bank, stockbroker or a national securities exchange.  A notary public cannot guarantee signatures.  Your signature must be guaranteed if:

•	You are changing your account ownership;
•	Your account registration or address has changed in the last 30 days;
•	The redemption proceeds are sent to any person, address or bank account other than the one listed on record with the Funds;
•	The proceeds are payable to a third party;
•	The sale is greater than $100,000;
•	You are establishing or modifying certain services on an account; or
•	There are other unusual situations as determined by the Funds’ transfer agent.

Exchange Policies.  You may exchange Investor Class shares of your current Fund(s) for Investor Class shares of any other Fund and Service Class shares of your current Fund(s) for Service Class shares of any other Fund (including Funds not offered in this Prospectus) at the next determined NAV after receipt of your order in good form without any charges.  The Funds can only honor exchanges between accounts registered in the same name and having the same address and taxpayer identification number.  If your exchange establishes a new position in a Fund, you must exchange at least $1,000 or, if your account value is less than that, your entire account balance will be exchanged.  You may exchange by telephone unless you declined telephone exchange privileges on your Account Application.

Redemption Proceeds.  Redemption proceeds from any sale of shares will normally be sent within seven days from the time a Fund receives your request in good order.  For investments that have been made by check, payment on sales requests may be delayed until the Funds’ transfer agent is reasonably satisfied that the purchase payment has been collected by a Fund, which may require up to 10 calendar days.  Your proceeds will be sent via check, wire or electronic funds transfer through the ACH network using the address or bank account listed on the transfer agent’s records.  You will be charged a wire transfer fee of $15.00, which will be deducted from your account balance on dollar specific redemption requests or from the proceeds on share specific requests.  This fee is in addition to any fees that may be imposed by your bank.  Your proceeds will be wired only to the bank listed on the transfer agent’s records.  Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.  The Funds also offer a Systematic Withdrawal Plan for shareholders who require periodic payments, such as those from IRAs.  For more information on this option, please contact the Funds at (800) 851-0511.

15

Redemption Fees.  The Funds are not suitable for purchase by active investors.  The Funds are intended for long-term investment purposes only and discourages shareholders from engaging in “market-timing” or other types of excessive short-term trading that could adversely affect shareholder returns.  Consequently, the Board of Trustees has adopted policies to prevent frequent purchases and redemptions of shares of a Fund.  In an effort to discourage short-term trading and defray costs related to such trading, the Board of Trustees has approved a redemption fee of 1.00% on sales and exchanges (collectively, “redemptions”) of a Fund’s shares made within ninety (90) days of the date of purchase (including shares acquired through an exchange), subject to the limitations described below.

The redemption fee is deducted from the redemption proceeds and cannot be paid separately.  The redemption fee is credited to the assets of a Fund.  The redemption fee does not apply to shares purchased with reinvested dividends or distributions.  To calculate the redemption fee, a Fund will use the first-in, first-out method to determine how long a shareholder has held shares of the Fund.  This means that a Fund will assume that shares held by a shareholder for the longest period of time will be sold first.

The redemption fee applies to Fund shares purchased directly through a Fund or through a financial intermediary, such as a broker-dealer.  Transactions through financial intermediaries typically are placed with a Fund on an omnibus basis and include purchase and sale transactions placed on behalf of multiple investors.  The Funds request that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to a Fund.  However, the Funds recognize that due to operational and system limitations, financial intermediaries’ methods for tracing and calculating the fee may be inadequate or differ in some respects from those of a Fund.  To the extent that a financial intermediary is unable to collect the redemption fee, a Fund may not be able to defray the expenses associated with short-term trades made by that financial intermediary’s customers.

Each Fund reserves the right to waive the redemption fee, in its discretion, where a Fund believes that such waiver is in the best interests of the Fund.  Each Fund also may waive the redemption fee in circumstances where a financial intermediary’s systems are unable to properly assess the fee and for redemptions that a Fund reasonably believes may not raise frequent trading or market timing concerns, including:

•	Redemptions by participants in certain qualified retirement and deferred compensation plans and group annuity contracts;

•	Redemptions resulting from certain transfers upon the death of a shareholder;

•	Redemptions by certain pension plans as required by law or regulatory authorities;

•	Redemptions pursuant to a systematic withdrawal plan;

•	Retirement loans and withdrawals; and

•	Redemptions in accounts participating in certain approved asset allocation programs.

Low Balance Accounts.  If your total account balance falls below $10,000 due to withdrawals, then we may sell your shares of the Funds.  We will inform you in writing 30 days prior to selling your shares.  If you do not bring your total account balance up to $10,000 within 30 days, we may sell your shares and send you the proceeds.  We will not sell your shares if your account value falls due to market fluctuations.

Redemption In-Kind.  The Funds reserve the right to pay redemption proceeds to you in whole or in part by a distribution of securities from a Fund’s portfolio.  It is not expected that the Funds would do so except in unusual circumstances.  If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash.

16

Excessive Trading.  Each Fund is intended for long-term investors.  Short-term “market-timers” who engage in frequent purchases and redemptions may disrupt the Funds’ investment program and create additional transaction costs that are borne by all shareholders.  The Board of Trustees has adopted a policy regarding excessive trading.

However, the Funds discourage excessive, short-term trading and other abusive trading practices and the Funds may use a variety of techniques to monitor trading activity and detect abusive trading practices.  As approved by the Board of Trustees, these techniques may change from time to time as determined by the Funds in their sole discretion.

In an effort to discourage abusive trading practices and minimize harm to the Funds and their shareholders, the Funds reserve the right, in its sole discretion, to identify trading practices as abusive.  The Funds further reserve the right to refuse purchase requests from an account that a Fund has identified as engaging in abusive trading practices or any individuals or groups who, in each Fund’s view, are likely to engage in market timing or excessive trading.  In making such judgments, the Funds seek to act in a manner that they believe is consistent with the best interests of shareholders.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions each Fund handles, there can be no assurance that the Funds’ efforts will identify all trades or trading practices that may be considered abusive.  In particular, since each Fund receives purchase and sale orders through financial intermediaries that use group or omnibus accounts, the Funds cannot always detect frequent trading.  As a consequence, the Funds’ ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

Electronic Delivery of Reports.  Direxion Fund shareholders can save paper by electing to receive their account documents by e-mail in place of paper copies.  You may choose electronic delivery for Prospectuses, supplements, Annual and Semi-Annual Reports.  To enroll in E-Delivery you can opt-in when completing a direct account application with Direxion Funds.  You can also register, cancel, change your e-mail address or change your consent options by logging onto www.direxionfunds.com/edelivery.com.

MANAGEMENT OF THE FUNDS

Rafferty provides investment services to the Funds.  Rafferty attempts to manage the investment of the Funds’ assets consistent with their investment objectives, policies and limitations.  Rafferty has been managing mutual funds since June 1997.  Rafferty is located at 33 Whitehall Street, 10th Floor, New York, New York 10004.  As of September 30, 2008, the Adviser had approximately $1.4 billion in assets under management.

Under an investment advisory agreement between the Trust and Rafferty, each Fund pays Rafferty fees at an annualized rate of 1.00% based on a percentage of the Funds’ daily net assets.

A discussion regarding the basis on which the Board of Trustees approved the investment advisory agreement for the Funds will be included in the Funds’ Annual Report for the period ending October 31, 2009.

Rafferty has retained Wilshire Associates Incorporated through its Wilshire Funds Management business unit, to serve as Subadviser to the Dynamic Fund.  Rafferty (not the Dynamic Fund) pays Wilshire® a subadvisory fee.  Wilshire is located at 1299 Ocean Avenue, Suite 700 Santa Monica, California 90401 and is 100% owned by active key employees including, Dennis A. Tito, founder, chairman and chief executive officer who beneficially owns a majority of the outstanding shares of the company.  Wilshire’s institutionally-based investment solutions include the creation of customized multi-discipline, multi-manager and hedge fund investment solutions to financial intermediaries serving retail and institutional investors.  Wilshire Funds Management conducts its investment decision-making through an investment committee structure.

Wilshire is comprised of four business units: Wilshire Analytics, Wilshire Consulting, Wilshire Funds Management, and Wilshire Private Markets.  As of December 31, 2007, Wilshire served in excess of 600 organizations in more than 20 countries representing assets exceeding US $12.5 trillion.  Wilshire is a registered service mark of Wilshire Associates Incorporated, Santa Monica, California.

For the Financial Trends Strategy Fund, an investment committee of Rafferty employees has the day-to-day responsibility for managing the Fund.  The investment committee generally decides the target allocation of each Fund’s investments and on a day-to-day basis an individual portfolio manager executes transactions for the Funds consistent with the target allocation.  The portfolio managers rotate among the Funds periodically so that no single portfolio manager is responsible for a specific Fund for extended periods of time.  The members of the investment committee responsible for managing the Funds are Paul Brigandi, Tony Ng, Michael Eschmann, and Adam Gould.

17

Mr. Brigandi has been a Portfolio Manager at Rafferty since June 2004.  Mr. Brigandi was previously involved in the equity trading training program for Fleet Boston Financial Corporation from August 2002 to April 2004.  Mr. Brigandi is a 2002 graduate of Fordham University.

Mr. Ng is a Portfolio Manager and joined Rafferty in April 2006.  Mr. Ng was previously a Team Leader in the Trading Assistant Group with Goldman Sachs from 2004 to 2006.  He was employed with Deutsche Asset Management from 1998 to 2004.  Mr. Ng graduated from State University at Buffalo in 1998.

Mr. Eschmann has been a Portfolio Manager at Rafferty since August 2006.  Previously, Mr. Eschmann was employed as a fixed income salesman and trader with Merrill Lynch from July 1999 to July 2006.  He is a graduate of Fairfield University.

Mr. Gould has been a Portfolio Manager at Rafferty Asset Management since January of 2007.  Prior to joining Rafferty, Mr. Gould was an Index Fund Portfolio Manager at the Bank of New York, responsible for managing ten domestic Index funds, and 20 separately managed accounts.  Before joining the Bank of New York in May of 2005, Mr. Gould received an MBA from Georgetown University.  Prior to attending graduate school, Mr. Gould was a NASDAQ Market Maker at Deutsche Bank from 1999 through 2002.  He completed his undergraduate studies at the University of Wisconsin in 1999, graduating with a Bachelor of Science.

For the Direxion/Wilshire Dynamic Fund, Wilshire’s portfolio management team has the day-to-day responsibility for managing the Dynamic Fund’s asset allocation under the supervision of Rafferty.  Under the subadvisory arrangement, Wilshire directs the allocation of the Fund’s assets among various asset classes and investment vehicles.  Rafferty implements Wilshire’s allocation decisions for the Dynamic Fund by placing all brokerage orders for the purchase and sale of the underlying securities.  The members of Wilshire’s portfolio management team responsible for managing the Dynamic Fund are lead portfolio manager, Cleo Chang, and co-portfolio manager, James St. Aubin.

Ms. Chang is a vice president and lead portfolio manager on the Dynamic Fund.  Ms. Chang also serves as the head of the Investment Research Group of Wilshire Funds Management.  With more than nine years of investment management and financial services experience, Ms. Chang is responsible for creating customized investment solutions, portfolio modeling and the formation and implementation of investment policy and process.  Her previous responsibilities included manager research, portfolio strategy and product development.  Ms. Chang holds a MBA with a concentration in Finance from the Marshall School of Business and a MS in Mathematical Finance from the University of Southern California.  She earned her BA in Economics from the University of California, Berkeley.

Mr. St. Aubin is a vice president and co-portfolio manager on the Dynamic Fund.  Mr. St. Aubin has more than nine years experience in the asset management industry, including involvement with asset allocation strategy, manager research and product development.  Prior to joining Wilshire, he worked in a similar capacity as a portfolio manager of multi-disciplinary target risk portfolios with a focus on developing strategic and tactical asset allocation solutions.  Mr. St. Aubin earned a BBA in Finance from DePaul University and has also earned the Chartered Financial Analyst (CFA) designation.

The Funds’ SAI provides additional information about the investment committees’ members’ compensation, other accounts they manage and their ownership of securities in the Funds.

18

PORTFOLIO HOLDINGS

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.  Currently, disclosure of the Funds’ holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  The Annual and Semi-Annual Reports will be available by contacting the Direxion Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or calling (800) 851-0511.

DISTRIBUTIONS AND TAXES

Distributions.  Each Fund, distributes dividends from its net investment income at least annually.  Net investment income generally consists of interest income and dividends received on investments, less expenses.

Each Fund also distributes any realized net capital gains and net gains from foreign currency transactions, if any, at least annually.  A Fund realizes capital gains mainly from sales of its portfolio assets for a profit.

Dividends and other distributions (collectively, “distributions”) will be reinvested automatically at the distributing Fund’s NAV per share unless you request otherwise in writing.  Normally, distributions are taxable events for shareholders whether the distributions are received in cash or reinvested.  If you elect to receive distributions from a Fund by check and the post office cannot deliver such check or your check remains uncashed for six months, the Funds reserves the right to reinvest the check in your account at that Fund’s then current NAV per share and to reinvest all subsequent distributions in shares of that Fund until an updated address is received.

Due to the pattern of purchases and redemptions in many of our Funds, a Fund’s total net assets may fluctuate significantly over the course of a year.  Because a Fund may declare and pay distributions at any time, an investor may receive a distribution, which may be taxable, shortly after making an investment in that Fund.

Taxes.  Tax consequences of distributions will vary depending on whether the distribution is from investment income, net foreign currency gain, or capital gain, and in the latter case, how long a Fund has held the assets, not how long you held your Fund shares. Distributions of net gains on sales of assets held for one year or less are taxed as dividends (that is, ordinary income).  Sales of assets held longer than one year (long-term capital gains) are taxed at lower capital gains rates.

The following table illustrates the potential tax liabilities for taxable accounts:

Type of Transaction	Tax Rate/Treatment*
Dividend (other than qualified dividend income (“QDI”)) distribution	Ordinary income rate
Distribution of QDI (see below)	Long-term capital gains rate
Distribution of net foreign currency gains	Ordinary income/capital gains rate
Distribution of net short-term capital gains	Ordinary income rate
Distribution of net long-term capital gains	Long-term capital gains rate
Sale or exchange of Fund shares owned for more than one year	Long-term capital gain or loss
Sale or exchange of Fund shares owned for one year or less	Gain is taxed at the same rate as ordinary income; loss is subject to special rules

*
Tax consequences for tax-deferred retirement accounts or non-taxable shareholders generally will be different.  You should consult your tax specialist for more information about your personal situation.

QDI consists of dividends a Fund receives from most U.S. corporations and “qualified foreign corporations,” provided that the Fund satisfies certain holding period and other requirements regarding the stock on which the dividends were paid.  Dividends received from REITs and other investment companies will only qualify for QDI treatment to the extent that the REIT or other investment company designates the qualifying percentage to its shareholders.  A Fund’s dividends attributable to its QDI are taxed to individual shareholders at the long-term capital gains rate, a maximum federal rate of 15% for shareholders who satisfy those restrictions regarding their Fund shares.  These special rules generally apply to taxable years beginning before January 1, 2011.

19

If you are a non-retirement account shareholder of a Fund, then each year we will send you a Form 1099 that tells you the amount of Fund distributions you received for the prior calendar year, the tax status of those distributions and a list of reportable redemption transactions. Normally, distributions are taxable in the year you receive them.  However, any distributions declared in the last three months of the year and paid in January of the following year generally are taxable as if received on December 31 of the year they are declared.

If you are a non-corporate shareholder of a Fund and do not provide the Fund with your correct taxpayer identification number (normally your social security number), the Fund is required to withhold and remit to the IRS 28% of all dividends and other distributions and redemption proceeds otherwise payable to you.  If you are such a shareholder and are otherwise subject to backup withholding, we also are required to withhold and remit to the IRS 28% of all dividends and other distributions otherwise payable to you.  Any tax withheld may be applied against your tax liability when you file your tax return.

MASTER/FEEDER OPTION

The Funds may in the future operate under a master/feeder structure.  This means that each Fund would be a “feeder” fund that attempts to meet its objective by investing all or a portion of its investable assets in a “master” fund with the same investment objective.  The “master” fund would purchase securities for investment.  It is expected that any such investment company would be managed by Rafferty in substantially the same manner as the Funds.  If permitted by law at that time, the Board of Trustees may approve the implementation of such a structure for the Funds without seeking shareholder approval.  However, the Trustees’ decision will be made only if the investments in the master funds are in the best interests of the Funds and their shareholders.  In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies.  You also will receive a 30-day notice prior to the implementation of the master/feeder structure.

FINANCIAL HIGHLIGHTS

No financial information is available for the Funds because the Funds had not commenced operations prior to the date of this Prospectus.

20

PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy.  To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information.  We collect this information from the following sources:

●	Account applications or other forms on which you provide information,
●	Mail, e-mail, the telephone and our website, and
●	Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

●	As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.
●	We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law.  In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants.  Those companies are contractually bound to use that information only for the services for which we hired them.  They are not permitted to use or share our shareholders’ nonpublic personal information for any other purpose.  There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

This page is not a part of the Prospectus.

PN-1

PROSPECTUS
[    ], 2009

Financial Trends Strategy Fund

Direxion/Wilshire Dynamic Fund

Investor Class
Service Class

[DIREXION LOGO]
33 Whitehall Street, 10th Floor
New York, New York 10004

(800) 851-0511

MORE INFORMATION ON THE DIREXION FUNDS

Statement of Additional Information (“SAI”):
The Funds’ SAI contains more information on the Funds and their investment policies.  The SAI is incorporated in this Prospectus by reference (meaning it is legally part of this Prospectus).  A current SAI is on file with the Securities and Exchange Commission (“SEC”).

Annual and Semi-Annual Reports to Shareholders:
The Funds’ reports will provide additional information on the Fund’s investment holdings, performance data and a letter discussing the market conditions and investment strategies that significantly affected the Funds’ performance during that period.

To Obtain the SAI or Fund Reports Free of Charge:

Write to:	Direxion Funds
P.O. Box 701
Milwaukee, Wisconsin 53201-701

Call:	(800) 851-0511

By Internet:	www.direxionfunds.com

These documents and other information about the Funds can be reviewed and copied at the SEC Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.  Reports and other information about the Funds may be viewed on screen or downloaded from the EDGAR Database on the SEC’s Internet web site at http://www.sec.gov.  Copies of these documents may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0213.

Rafferty Capital Markets, LLC, Distributor
59 Hilton Avenue
Garden City, New York 11530
SEC File Number: 811-8243

DIREXION FUNDS

STATEMENT OF ADDITIONAL INFORMATION

33 Whitehall Street, 10th Floor
New York, New York 10004
(800) 851-0511

The Direxion Funds (the “Trust”) is a management investment company, or mutual fund that offers shares of a variety of investment portfolios to the public.  This Statement of Additional Information (“SAI”) relates to the Investor Class and Service Class Shares of the Financial Trends Strategy Fund and Direxion/Wilshire Dynamic Fund (each a “Fund” and collectively, the “Funds”).

This SAI, dated [   ], 2009, is not a prospectus.  It should be read in conjunction with the Funds’ Prospectus dated [   ], 2009.  This SAI is incorporated herein by reference into the Funds’ Prospectus.  In other words, it is legally part of the Funds’ Prospectus.  To receive a copy of the Prospectus, without charge, write or call the Trust at the address or telephone number listed above.

Dated:  [   ], 2009

TABLE OF CONTENTS
Page

THE DIREXION FUNDS	1

CLASSIFICATION OF THE FUNDS	1

INVESTMENT POLICIES AND TECHNIQUES	1

American Depositary Receipts (“ADRs”)	1
Asset-Backed Securities	2
Bank Obligations	2
Corporate Debt Securities	2
Equity Securities	3
Foreign Currencies	4
Foreign Securities	7
Illiquid Investments and Restricted Securities	10
Indexed Securities	11
Interest Rate Swaps	11
Junk Bonds	11
Mortgage-Backed Securities	12
Municipal Obligations	13
Options, Futures and Other Strategies	13
Other Investment Companies	18
Repurchase Agreements	19
Reverse Repurchase Agreements	19
Short Sales	19
Swap Agreements	20
Unrated Debt Securities	21
U.S. Government Securities	21
Zero-Coupon, Payment-In-Kind and Strip Securities	22
Other Investment Risks and Practices	22
Risk of Tracking Error	23

INVESTMENT RESTRICTIONS	24

PORTFOLIO TRANSACTIONS AND BROKERAGE	25

PORTFOLIO HOLDINGS INFORMATION	26

MANAGEMENT OF THE TRUST	27

Trustees and Officers	27
Principal Shareholders, Control Persons and Management Ownership	30
Investment Adviser	30
Subadviser	31
Portfolio Manager	32
Proxy Voting Policies and Procedures	33
Fund Administrator, Fund Accountant, Transfer Agent and Custodian	33
Distributor	34
Distribution Plan and Service Fees	34
Independent Registered Public Accounting Firm	35

DETERMINATION OF NET ASSET VALUE	35

REDEMPTIONS	36

Redemption In-Kind	36
Redemptions by Telephone	36
Receiving Payment	36
Anti-Money Laundering	37

EXCHANGE PRIVILEGE	37

i

SHAREHOLDER AND OTHER INFORMATION	38

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES	38

Taxes	38

FINANCIAL STATEMENTS	42

APPENDIX A: DESCRIPTION OF CORPORATE BOND RATINGS	A-1

APPENDIX B	B-1

ii

THE DIREXION FUNDS

The Trust is a Massachusetts business trust organized on June 6, 1997 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Trust currently consists of numerous separate series.  On April 28, 2006, the Trust changed its name to the Direxion Funds.  Prior to that date, the Trust was known as the Potomac Funds.

This SAI relates to the Investor Class Shares and Service Class Shares of the Funds.

Please note that shares of each Fund may not be available in all states. Shares of each Fund are only available in states in which they are authorized for purchase.

Each Fund offers Investor Class and Service Class shares.  Investor Class shares are designed for sale directly to investors without a sales charge.  Service Class shares are made available through investment advisers, banks, trust companies or other authorized representatives without a sales charge.  Both the Investor Class and the Service Class are subject to fees under Rule 12b-1 and a separate shareholder services fee.  The Funds are not suitable for purchase by active investors.  The Funds are intended for long-term investment purposes only and imposes a 1.00% redemption fee on Fund shares redeemed within ninety (90) days of the date of purchase.

CLASSIFICATION OF THE FUNDS

Each Fund is a “non-diversified” series of the Trust pursuant to the 1940 Act.  A Fund is considered “non-diversified” because a relatively high percentage of its assets may be invested in the securities of a limited number of issuers.  To the extent that a Fund assumes large positions in the securities of a small number of issuers, the Fund’s net asset value (“NAV”) may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers, and the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.

Each Fund’s classification as a “non-diversified” series means that the proportion of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.  Each Fund, however, intends to meet certain tax-related diversification standards at the end of each quarter of its taxable year.

INVESTMENT POLICIES AND TECHNIQUES

The Funds may engage in the investment strategies discussed below.  There is no assurance that any of these strategies or any other strategies and methods of investment available to the Funds will result in the achievement of their objectives.

American Depositary Receipts (“ADRs”)

A Fund may invest in ADRs.  ADRs are U.S. dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  ADRs are receipts typically issued by United States banks and trust companies that evidence ownership of underlying securities issued by a foreign corporation.  ADRs include ordinary shares and New York shares (shares issued by non-U.S. companies that are listed on a U.S. securities exchange).  ADRs may be purchased through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security.  Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.  ADRs are not necessarily denominated in the same currency as the underlying securities to which they may be connected.  Generally, ADRs in registered form are designed for use in the U.S. securities market and ADRs in bearer form are designed for use outside the United States.  For investment purposes, ADRs are not considered to be foreign securities by the Funds.

Asset-Backed Securities

A Fund may invest in asset-backed securities of any rating or maturity.  Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement).  Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term.  The securities are then privately placed or publicly offered.  Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables.

The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement.  Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets.  The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value.  Value is also affected if any credit enhancement has been exhausted.

Bank Obligations

Money Market Instruments.  The Funds may invest in bankers’ acceptances, certificates of deposit, demand and time deposits, savings shares and commercial paper of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus, and undivided profits of over $100 million as of the close of their most recent fiscal year, or instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”).  The Funds also may invest in high quality, short-term, corporate debt obligations, including variable rate demand notes, having a maturity of one year or less.  Because there is no secondary trading market in demand notes, the inability of the issuer to make required payments could impact adversely a Fund’s ability to resell when it deems advisable to do so.

A Fund may invest in foreign money market instruments, which typically involve more risk that investing in U.S. money market instruments.  See “Foreign Securities” below.  These risks include, among others, higher brokerage commissions, less public information, and less liquid markets in which to sell and meet large shareholder redemption requests.

Bankers’ Acceptances.  Bankers’ acceptances generally are negotiable instruments (time drafts) drawn to finance the export, import, domestic shipment or storage of goods.  They are termed “accepted” when a bank writes on the draft its agreement to pay it at maturity, using the word “accepted.”  The bank is, in effect, unconditionally guaranteeing to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity.

Certificates of Deposit (“CDs”).  The FDIC is an agency of the U.S. government that insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit.  The interest on such deposits may not be insured to the extent this limit is exceeded.  Current federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more without regard to the interest rate ceilings on other deposits.  To remain fully insured, these investments must be limited to $100,000 per insured bank or savings and loan association.

Commercial Paper.  Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof.  A Fund may invest in commercial paper rated A-l or A-2 by Standard & Poor’s® Ratings Group (“S&P®”) or Prime-1 or Prime-2 by Moody’s Investors Services®, Inc. (“Moody’s”), and in other lower quality commercial paper.

Corporate Debt Securities

A Fund may invest in investment grade corporate debt securities of any rating or maturity.  Investment grade corporate bonds are those rated BBB or better by S&P® or Baa or better by Moody’s.  Securities rated BBB by S&P® are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics.  See Appendix A for a description of corporate bond ratings.  A Fund may also invest in unrated securities.

Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies.  Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status.  Commercial paper has the shortest term and is usually unsecured.

The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations.  Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles.  For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk.  On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk.  Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.  Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.  The credit risk of a particular issuer’s debt security may vary based on its priority for repayment.  For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities.  This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities.  In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities.  Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise.  In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

Equity Securities

Common Stocks.  A Fund may invest in common stocks.  Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stock are satisfied.  Common stocks generally have voting rights.  Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Convertible Securities.  A Fund may invest in convertible securities that may be considered high yield securities.  Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged.  While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.  The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline.  While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.  When investing in convertible securities, a Fund may invest in the lowest credit rating category.

Preferred Stock.  A Fund may invest in preferred stock. A preferred stock blends the characteristics of a bond and common stock.  It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited.  Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved.  Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.  When investing in preferred stocks, a Fund may invest in the lowest credit rating category.

Warrants and Rights.  A Fund may purchase warrants and rights, which are instruments that permit a Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock.  Warrants may be either perpetual or of limited duration, but they usually do not have voting rights or pay dividends.  The market price of warrants is usually significantly less than the current price of the underlying stock.  Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.

Foreign Currencies

A Fund may invest directly and indirectly in foreign currencies.  Investments in foreign currencies are subject to numerous risks not least being the fluctuation of foreign currency exchange rates with respect to the U.S. dollar.  Exchange rates fluctuate for a number of reasons.

Inflation.  Exchange rates change to reflect changes in a currency’s buying power.  Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions, and a host of other factors.

Trade Deficits.  Countries with trade deficits tend to experience a depreciating currency.  Inflation may be the cause of a trade deficit, making a country’s goods more expensive and less competitive and so reducing demand for its currency.

Interest Rates.  High interest rates may raise currency values in the short term by making such currencies more attractive to investors.  However, since high interest rates are often the result of high inflation, long-term results may be the opposite.

Budget Deficits and Low Savings Rates.  Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits.  Payments of interest on this debt can inundate the currency markets with the currency of the debtor nation.  Budget deficits also can indirectly contribute to currency depreciation if a government chooses inflationary measure to cope with its deficits and debt.

Political Factors.  Political instability in a country can cause a currency to depreciate.  Demand for a certain currency may fall if a country appears a less desirable place in which to invest and do business.

Government Control.  Through their own buying and selling of currencies, the world’s central banks sometimes manipulate exchange rate movements.  In addition, governments occasionally issue statements to influence people’s expectations about the direction of exchange rates, or they may instigate policies with an exchange rate target as the goal.

The value of a Fund’s investments is calculated in U.S. dollars each day that the New York Stock Exchange is open for business.  As a result, to the extent that the a Fund’s assets are invested in instruments denominated in foreign currencies and the currencies appreciate relative to the U.S. dollar, a Fund’s NAV per share as expressed in U.S. dollars (and, therefore, the value of your investment) should increase.  If the U.S. dollar appreciates relative to the other currencies, the opposite should occur.

The currency-related gains and losses experienced by a Fund will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. dollars.  Gains or losses on shares of a Fund will be based on changes attributable to fluctuations in the NAV of such shares, expressed in U.S. dollars, in relation to the original U.S. dollar purchase price of the shares.  The amount of appreciation or depreciation in a Fund’s assets also will be affected by the net investment income generated by the money market instruments in which each Fund invests and by changes in the value of the securities that are unrelated to changes in currency exchange rates.

A Fund may incur currency exchange costs when it sells instruments denominated in one currency and buy instruments denominated in another.

Currency Transactions.  A Fund conducts currency exchange transactions on a spot basis.  Currency transactions made on a spot basis are for cash at the spot rate prevailing in the currency exchange market for buying or selling currency.  A Fund also enters into forward currency contracts.  See “Options, Futures and Other Strategies” below.  A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

A Fund may invest in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument.  This investment technique creates a “synthetic” position in the particular foreign-currency instrument whose performance the Adviser is trying to duplicate.  For example, the combination of U.S. dollar-denominated instruments with “long” forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself.  Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid.

A Fund may invest in forward currency contracts to hedge either specific transactions (transaction hedging) or portfolio positions (position hedging).  Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of a Fund in connection with the purchase and sale of portfolio securities.  Position hedging is the sale of a forward currency contract on a particular currency with respect to portfolio positions denominated or quoted in that currency.

A Fund may use forward currency contracts for position hedging if consistent with its policy of trying to expose its net assets to foreign currencies.  A Fund is not required to enter into forward currency contracts for hedging purposes and it is possible that a Fund may not be able to hedge against a currency devaluation that is so generally anticipated that a Fund is unable to contract to sell the currency at a price above the devaluation level it anticipates. It also is possible, under certain circumstances, that a Fund may have to limit its currency transactions to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (“Code”).

A Fund currently does not intend to enter into a forward currency contract with a term of more than one year, or to engage in position hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of its portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.

At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an “offsetting” contract obligating it to buy, on the same maturity date, the same amount of the currency.  If a Fund engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency.

If a Fund engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in forward currency contract prices.  If forward prices go down during the period between the date a Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, a Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy.  If forward prices go up, a Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

Since a Fund invests in money market instruments denominated in foreign currencies, it may hold foreign currencies pending investment or conversion into U.S. dollars.  Although a Fund values its assets daily in U.S. dollars, it does not convert its holdings of foreign currencies into U.S. dollars on a daily basis.  A Fund will convert its holdings from time to time, however, and incur the costs of currency conversion.  Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies.  Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, and offer to buy the currency at a lower rate if a Fund tries to resell the currency to the dealer.

Foreign Currency Options.  A Fund may invest in foreign currency-denominated securities and may buy or sell put and call options on foreign currencies.  A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market.  A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires.  A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires.  Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Foreign Currency Exchange-Related Securities.

Foreign currency warrants.  Foreign currency warrants such as Currency Exchange WarrantsSM (“CEWsSM”) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant.  Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.  Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace.  Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the Euro.  The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs.  In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised.  The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.

Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”).  Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets.  The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal exchange rate linked securities.  Principal exchange rate linked securities (“PERLsSM”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time.  The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency.  Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market).  Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance indexed paper.  Performance indexed paper (“PIPsSM”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements.  The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity).  The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Foreign Securities

A Fund may have both direct and indirect exposure through investments in stock index futures contracts, options on stock index futures contracts and options on securities and on stock indices to foreign securities.  In most cases, the best available market for foreign securities will be on exchanges or in over-the-counter (“OTC”) markets located outside the United States.

Investing in foreign securities carries political and economic risks distinct from those associated with investing in the United States.  Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on or delays in the removal of funds or other assets of a fund, political or financial instability or diplomatic and other developments that could affect such investments.  Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or to convert currency into U.S. dollars.  There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises.  Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments.

Brazil.  Investing in Brazil involves certain considerations not typically associated with investing in the United States.  Additional considerations include: (i) investment and repatriation controls, which could affect a Fund’s ability to operate, and to qualify for the favorable tax treatment afforded to regulated investment companies for U.S. Federal income tax purposes; (ii) fluctuations in the rate of exchange between the Brazilian Real and the U.S. dollar;  (iii) the generally greater price volatility and lesser liquidity that characterize Brazilian securities markets, as compared with U.S. markets; (iv) the effect that balance of trade could have on Brazilian economic stability and the Brazilian government's economic policy; (v) potentially high rates of inflation; (vi) governmental involvement in and influence on the private sector; (vii) Brazilian accounting, auditing and financial standards and requirements, which differ from those in the United States; (viii) political and other considerations, including changes in applicable Brazilian tax laws; and (ix) restrictions on investments by foreigners.  While the economy of Brazil has enjoyed substantial economic growth in recent years there can be no guarantee this growth will continue.

China.  Investing in China involves special considerations not typically associated with investing in countries with more democratic governments or more established economies or currency markets. These risks include: (i) the risk of nationalization or expropriation of assets or confiscatory taxation; (ii)greater governmental involvement in and control over the economy, interest rates and currency exchange rates; (iii) controls on foreign investment and limitations on repatriation of invested capital; (iv) greater social, economic and political uncertainty (including the risk of war); (v) dependency on exports and the corresponding importance of international trade; (vi) currency exchange rate fluctuations; and (vii) the risk that certain companies in which the Fund may invest may have dealings with countries subject to sanctions or embargoes imposed by the U.S. government or identified as state sponsors of terrorism. The government of China maintains strict currency controls in support of economic, trade and political objectives and regularly intervenes in the currency market.  The government’s actions in this respect may not be transparent or predictable. As a result, the value of the Yuan, and the value of securities designed to provide exposure to the Yuan, can change quickly and arbitrarily. Furthermore, it is difficult for foreign investors to directly access money market securities in China because of investment and trading restrictions. While the economy of China has enjoyed substantial economic growth in recent years there can be no guarantee this growth will continue. These and other factors may decrease the value and liquidity of a Fund’s investments.

Developing and Emerging Markets.  Emerging and developing markets abroad may offer special opportunities for investing but may have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia, New Zealand and Japan.  There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays.  They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments.  Those countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries.  These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital.  In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies.  The currencies of emerging market countries may experience significant declines against the U.S. dollar.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.  Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems.  In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.

India.  Investments in India involve special considerations not typically associated with investing in countries with more established economies or currency markets. Political and economic conditions and changes in regulatory, tax, or economic policy in India could significantly affect the market in that country and in surrounding or related countries and have a negative impact on a Fund’s performance. Agriculture occupies a prominent position in the Indian economy and the Indian economy therefore may be negatively affected by adverse weather conditions. The Indian government has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. While the Indian government has implemented economic structural reform with the objective of liberalizing India’s exchange and trade policies, reducing the fiscal deficit, controlling inflation, promoting a sound monetary policy, reforming the financial sector, and placing greater reliance on market mechanisms to direct economic activity, there can be no assurance that these policies will continue or that the economic recovery will be sustained. While the government of India is moving to a more liberal approach, it still places restrictions on the capability and capacity of foreign investors to access and trade Rupee directly.  Foreign investors in India still face burdensome taxes on investments in income producing securities. While the economy of India has enjoyed substantial economic growth in recent years there can be no guarantee this growth will continue. These and other factors may decrease the value and liquidity of a Fund’s investments.

Latin America.  Investments in Latin American countries involve special considerations not typically associated with investing in the United States.  Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth.  Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.  In addition, the political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption.  Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.  Certain Latin American countries may also have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market.  This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors.  For example, in late 1994 the value of the Mexican peso lost more than one-third of its value relative to the dollar.  Certain Latin American countries also restrict the free conversion of their currency into foreign currencies, including the U.S. dollar.  There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies.  Finally, a number of Latin American countries are among the largest debtors of developing countries.  There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

Russia.  Investing in Russia involves risks and special considerations not typically associated with investing in United States.  Since the breakup of the Soviet Union at the end of 1991, Russia has experienced dramatic political and social change.  The political system in Russia is emerging from a long history of extensive state involvement in economic affairs.  The country is undergoing a rapid transition from a centrally-controlled command system to a market-oriented, democratic model.  As a result, relative to companies operating in Western economies, companies in Russian are characterized by a lack of: (i) management with experience of operating in a market economy; (ii) modern technology; and, (iii) a sufficient capital base with which to develop and expand their operations.  It is unclear what will be the future effect on Russian companies, if any, of Russia’s continued attempts to move toward a more market-oriented economy.  Russia’s economy has experienced severe economic recession, if not depression, since 1990 during which time the economy has been characterized by high rates of inflation, high rates of unemployment, declining gross domestic product, deficit government spending, and a devaluing currency.  The economic reform program has involved major disruptions and dislocations in various sectors of the economy, and those problems have been exacerbated by growing liquidity problems.  Further, Russia presently receives significant financial assistance from a number of countries through various programs.  To the extent these programs are reduced or eliminated in the future, Russian economic development may be adversely impacted.  The laws and regulations in Russia affecting Western investment business continue to evolve in an unpredictable manner.  Russian laws and regulations, particularly those involving taxation, foreign investment and trade, title to property or securities, and transfer of title, which may be applicable to the Fund’s activities are relatively new and can change quickly and unpredictably in a manner far more volatile than in the United States or other developed market economies.  Although basic commercial laws are in place, they are often unclear or contradictory and subject to varying interpretation, and may at any time be amended, modified, repealed or replaced in a manner adverse to the interest of the Fund.

Hybrid Instruments

A Fund may invest in hybrid instruments.  A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”).  The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.  A hybrid could be, for example, a bond issued by an oil company that pays a small base level of interest, in addition to interest that accrues when oil prices exceed a certain predetermined level.  Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, and increased total return.  Hybrids may not bear interest or pay dividends.  The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark.  These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid.  Under certain conditions, the redemption value of a hybrid could be zero.  Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest.  The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids.  These risks may cause significant fluctuations in the NAV of a Fund.

Certain hybrid instruments may provide exposure to the commodities markets.  These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments.  Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics.  A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.  A Fund will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act.  As a result, a Fund’s investment in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Illiquid Investments and Restricted Securities

Each Fund may purchase and hold illiquid investments.  No Fund, nor the Subsidiary, will purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in investments that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.  This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”), which the Board of Trustees (“Board” or “Trustees”) or Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”), the Funds’ investment adviser, has determined under Board-approved guidelines are liquid.  No Fund, however, currently anticipates investing in such restricted securities.

The term “illiquid investments” for this purpose means investments that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the investments.  Investments currently considered to be illiquid include:  (1) repurchase agreements not terminable within seven days; (2) securities for which market quotations are not readily available; (3) over-the-counter (“OTC”) options and their underlying collateral; (4) bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand; and (5) restricted securities not determined to be liquid pursuant to guidelines established by the Board; and (6) in certain circumstances, securities involved in swap, cap, floor or collar transactions.  The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that a Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement.  The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

A Fund may not be able to sell illiquid investments when Rafferty considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were liquid.  In addition, the sale of illiquid investments may require more time and result in higher dealer discounts and other selling expenses than does the sale of investments that are not illiquid.  Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and investment in illiquid investments may have an adverse impact on NAV.

Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.  Institutional markets for restricted securities that have developed as a result of Rule 144A provide both readily ascertainable values for certain restricted securities and the ability to liquidate an investment to satisfy share redemption orders.  An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund, however, could affect adversely the marketability of such portfolio securities, and a Fund may be unable to dispose of such securities promptly or at reasonable prices.

Indexed Securities

A Fund may purchase indexed securities, which are securities, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators, consistent with its investment objective.  Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.  Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad.  At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.  Indexed securities may be more volatile than the underlying instruments.  Certain indexed securities that are not traded on an established market may be deemed illiquid.  See “Illiquid Investments and Restricted Securities” above.

Interest Rate Swaps

A Fund may enter into interest rate swaps for hedging purposes and non-hedging purposes.  Since swaps are entered into for good faith hedging purposes or are offset by a segregated account maintained by an approved custodian, Rafferty believes that swaps do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.  The net amount of the excess, if any, of a Fund’s obligations over its entitlement with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or other liquid securities having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by each Fund’s custodian.  A Fund will not enter into any interest rate swap unless Rafferty believes that the other party to the transaction is creditworthy.  If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreement.  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.

Junk Bonds

A Fund may invest in lower-rated debt securities, including securities in the lowest credit rating category, of any maturity, often called “junk bonds.”

Junk bonds generally offer a higher current yield than that available for higher-grade issues.  However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates.  During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion.  At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties.  As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default.  There can be no assurance that such declines will not recur.

The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit a Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets.  Adverse publicity and investor perceptions, whether based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.  Changes by recognized rating services in their rating of a fixed-income security may affect the value of these investments.  A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase.  However, Rafferty will monitor the investment to determine whether continued investment in the security will assist in meeting a Fund’s investment objective.

Mortgage-Backed Securities

A Fund may invest in mortgage-backed securities.  A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.

Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae®” or “GNMA”), Federal National Mortgage Association (“Fannie Mae®” or “FNMA”) or Federal Home Loan Mortgage Corporation (“Freddie Mac®” or “FHLMC”), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development.  It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities.  FNMA is a publicly owned, government-sponsored corporation that mostly packages mortgages backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. The FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees.  The corporation’s stock is owned by savings institutions across the United States and is held in trust by the Federal Home Loan Bank System. Pass-through securities issued by the FHLMC are guaranteed as to timely payment of principal and interest only by the FHLMC.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.  The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as “Mortgage Assets”).  Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities.  Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid.  Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis.  The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways.  Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities.  A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. government.  SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets.  A Fund will only invest in SMBS whose mortgage assets are U.S. government obligations.  A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal.  If the underlying mortgage assets experience greater than anticipated prepayments of principal, each Fund may fail to fully recoup its initial investment in these securities.  The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk.  Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield.  Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower.  Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise.  Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.  Market risk reflects the risk that the price of a security may fluctuate over time.  The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue.  In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.  Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations.  Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government.  The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.  With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

Municipal Obligations

A Fund may invest in municipal obligations.  In addition to the usual risks associated with investing for income, the value of municipal obligations can be affected by changes in the actual or perceived credit quality of the issuers.  The credit quality of a municipal obligation can be affected by, among other factors:  a) the financial condition of the issuer or guarantor; b) the issuer’s future borrowing plans and sources of revenue; c) the economic feasibility of the revenue bond project or general borrowing purpose; d) political or economic developments in the region or jurisdiction where the security is issued; and e) the liquidity of the security.  Because municipal obligations are generally traded over the counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security.  The liquidity of some municipal issues can be enhanced by demand features, which enable a Fund to demand payment from the issuer or a financial intermediary on short notice.

Options, Futures and Other Strategies

General.  A Fund may use certain options (traded on an exchange and OTC, or otherwise), futures contracts (sometimes referred to as “futures”) and options on futures contracts (collectively, “Financial Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”).  In addition, a Fund’s ability to use Financial Instruments will be limited by tax considerations.  See “Dividends, Other Distributions and Taxes.”  Pursuant to a claim for exemption filed with the National Futures Association on behalf of each Fund, each Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

In addition to the instruments, strategies and risks described below and in the Prospectus, Rafferty may discover additional opportunities in connection with Financial Instruments and other similar or related techniques.  These new opportunities may become available as Rafferty develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed.  Rafferty may utilize these opportunities to the extent that they are consistent with a Fund’s investment objective and permitted by a Fund’s investment limitations and applicable regulatory authorities.  A Fund’s Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks.  The use of Financial Instruments involves special considerations and risks, certain of which are described below.  Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1)           Successful use of most Financial Instruments depends upon Rafferty’s ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities.  The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion.  Due to the possibility of distortion, a correct forecast of stock market trends by Rafferty may still not result in a successful transaction.  Rafferty may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place, which, thus, may result in the strategy being unsuccessful.

(2)           Options and futures prices can diverge from the prices of their underlying instruments.  Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way.  Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

(3)           As described below, a Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options).  If a Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured.  These requirements might impair a Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that a Fund sell a portfolio security at a disadvantageous time.  A Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position.  Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.

(4)           Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by a Fund on options transactions.

Cover.  Transactions using Financial Instruments, other than purchased options, expose a Fund to an obligation to another party.  A Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.  Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian, U.S. Bank, N.A. (“Custodian”), in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets.  As a result, the commitment of a large portion of a Fund’s assets to cover or accounts could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

Options.  The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions.  Options that expire unexercised have no value.  Options currently are traded on the Chicago Board Options Exchange® (“CBOE®”), the American Stock Exchange® (the “AMEX®”) and other exchanges, as well as the OTC markets.

By buying a call option on a security, a Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price.  By writing (selling) a call option and receiving a premium, a Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised.  By buying a put option, a Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price.  By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.

Because options premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction.  For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction.  Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction.  Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options on Securities.  Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction.  In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee.  Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option.  Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market.  However, there can be no assurance that such a market will exist at any particular time.  Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists.  There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration.  In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.  The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because a Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Risks of Options on Currencies, Securities and Commodities.  Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction.  In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee.  Thus, when a Fund purchases an OTC option, it relies on the counterparty from which it purchased the option to make or take delivery of the underlying investment upon exercise of the option.  Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market.  However, there can be no assurance that such a market will exist at any particular time.  Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists.  There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration.  In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.  The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because a Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indices.  An index fluctuates with changes in the market values of the securities included in the index.  Options on indices give the holder the right to receive an amount of cash upon exercise of the option.  Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of put) the exercise price of the option.  Some stock index options are based on a broad market index such as the S&P 500® Index, the NYSE Composite Index or the AMEX® Major Market Index or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.

Each of the exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers).  Under these limitations, option positions of all investment companies advised by Rafferty are combined for purposes of these limits.  Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions.  These positions limits may restrict the number of listed options that a Fund may buy or sell.

Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts.  When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from a Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call.  The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total value for each point of such difference.  When a Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above.  When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon a Fund’s exercise of the put, to deliver to a Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls.  When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require a Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices.  If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change.  If such a change causes the exercised option to fall out-of-the-money, a Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract.  While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Futures Contracts and Options on Futures Contracts.  A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract.  An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made.  No physical delivery of the underlying securities in the index is made.

When a Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option.  If a Fund writes a call, it assumes a short futures position.  If it writes a put, it assumes a long futures position.  When a Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Whether a Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index.  The extent of a Fund’s loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited.  A Fund only purchases and sells futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

No price is paid upon entering into a futures contract.  Instead, at the inception of a futures contract a Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value.  Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules.  Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied.  Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as “marking-to-market.”  Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a futures commission merchant.  When a Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk.  In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements.  If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold.  Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market.  However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time.  In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit.  Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses.  A Fund would continue to be subject to market risk with respect to the position.  In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options Thereon.  The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions.  First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets.  Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery.  To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.  Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Risks Associated with Commodity Futures Contracts.  Commodity futures contracts are agreements pursuant to which one party agrees to purchase an asset from the other party at a price and quantity agreed-upon when the contract is made.  In addition to the risks associated with futures contracts, there are certain additional risks associated with transactions in commodity futures contracts.

Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity.  The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity.  To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment.  In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow.  In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price.  Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity.  The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund.  If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Other Economic Factors.  The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.  These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities.  Certain commodities are also subject to limited pricing flexibility because of supply and demand factors.  Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials.  These additional variables may create additional investment risks which subject a Fund’s investments to greater volatility than investments in traditional securities.

Combined Positions.  A Fund may purchase and write options in combination with each other.  For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract.  Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Other Investment Companies

A Fund may invest in the securities of other investment companies.  Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.  By investing in another investment company, a Fund becomes a shareholder of that investment company.  As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with a Fund’s own operations.  A Fund intends to limit investments in securities issued by other investment companies in accordance with the 1940 Act.

Real Estate Companies

A Fund may make investments in the securities of real estate companies, which are regarded as those which derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate; or have at least 50% of their assets in such real estate.  Such investments include common stocks (including real estate investment trust (“REIT”) shares, see “Real Estate Investment Trusts” below), rights or warrants to purchase common stocks, securities convertible into common stocks where the conversion feature represents, in Rafferty’s view, a significant element of the securities’ value, and preferred stocks.

Real Estate Investment Trusts

A Fund may make investments in REITs.  REITs include equity, mortgage and hybrid REITs.  Equity REITs own real estate properties, and their revenue comes principally from rent.  Mortgage REITs loan money to real estate owners, and their revenue comes principally from interest earned on their mortgage loans.  Hybrid REITs combine characteristics of both equity and mortgage REITs.  The value of an equity REIT may be affected by changes in the value of the underlying property, while a mortgage REIT may be affected by the quality of the credit extended.  The performance of both types of REITs depends upon conditions in the real estate industry, management skills and the amount of cash flow.  The risks associated with REITs include defaults by borrowers, self-liquidation, failure to qualify as a pass-through entity under the federal tax law, failure to qualify as an exempt entity under the 1940 Act and the fact that REITs are not diversified.

Repurchase Agreements

A Fund may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. government securities.  Repurchase agreements generally are for a short period of time, usually less than a week. Under a repurchase agreement, a Fund purchases a U.S. government security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later.  The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during a Fund’s holding period.  While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of each repurchase agreement always will be less than one year.  Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments.  No Fund may enter into such a repurchase agreement if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments.  See “Illiquid Investments and Restricted Securities” above.

A Fund will always receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 100% of the dollar amount invested by a Fund in each repurchase agreement.  In the event of default or bankruptcy by the seller, a Fund will liquidate those securities (whose market value, including accrued interest, must be at least 100% of the amount invested by a Fund) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to repurchase the security.  If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral.  In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited.

Reverse Repurchase Agreements

A Fund may borrow by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements.  Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a mutually agreed to price.  At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high-grade securities, marked-to-market daily, having a value not less than the repurchase price (including accrued interest).  Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by a Fund may decline below the price of the securities a Fund has sold but is obliged to repurchase.  If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities.  During that time, a Fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted.  Reverse repurchase agreements create leverage, a speculative factor, and are considered borrowings for the purpose of a Fund’s limitation on borrowing.

Short Sales

A Fund may engage in short sale transactions under which a Fund sells a security it does not own.  To complete such a transaction, a Fund must borrow the security to make delivery to the buyer.  A Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by a Fund.  Until the security is replaced, a Fund is required to pay to the lender amounts equal to any dividends that accrue during the period of the loan.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed stock, a Fund will:  (1) maintain an account containing cash or liquid assets at such a level that (a) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the stock sold short and (b) the amount deposited in the account plus the amount deposited with the broker as collateral will not be less than the market value of the stock at the time the stock was sold short; or (2) otherwise cover a Fund’s short position.

Swap Agreements

A Fund may enter into swap agreements.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.  The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, a Fund’s current obligations (or rights) under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets.  Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.

The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Custodian that satisfies the 1940 Act.  A Fund also will establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis.  Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities.

Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for a Fund’s illiquid investment limitations.  A Fund will not enter into any swap agreement unless Rafferty believes that the other party to the transaction is creditworthy.  A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

A Fund may enter into a swap agreement with respect to an equity market index in circumstances where Rafferty believes that it may be more cost effective or practical than buying the securities represented by such index or a futures contract or an option on such index.  The counterparty to any swap agreement will typically be a bank, investment banking firm or broker-dealer.  The counterparty will generally agree to pay a Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks.  A Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks.  Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by a Fund on the notional amount.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market.  Rafferty, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of equity swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Unrated Debt Securities

A Fund may also invest in unrated debt securities.  Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market.  Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds.  The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

U.S. Government Securities

A Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

U.S. government securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. government.  Not all U.S. government securities are backed by the full faith and credit of the United States.  Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. government to purchase the agencies’ obligations; while others are supported only by the credit of the instrumentality.  In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

U.S. government securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than 10 years).  All such Treasury securities are backed by the full faith and credit of the United States.

U.S. government agencies and instrumentalities that issue or guarantee securities include the Federal Housing Administration, the Federal National Mortgage Association (“Fannie Mae©”), the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association (“Ginnie Mae®”), the General Services Administration, the Central Bank for Cooperatives, the Federal Home Loan Banks the Federal Home Loan Mortgage Corporation (“Freddie Mac©”), the Farm Credit Banks, the Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association (“Sallie Mae©”).

Yields on short-, intermediate- and long-term U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation.  Debt securities with longer maturities tend to produce higher capital appreciation and depreciation than obligations with shorter maturities and lower yields.  The market value of U.S. government securities generally varies inversely with changes in the market interest rates.  An increase in interest rates, therefore, generally would reduce the market value of a Fund’s portfolio investments in U.S. government securities, while a decline in interest rates generally would increase the market value of a Fund’s portfolio investments in these securities.

When-Issued Securities

A Fund may enter into firm commitment agreements for the purchase of securities on a specified future date.  A Fund may purchase, for example, new issues of fixed-income instruments on a when-issued basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of transaction.  A Fund will not purchase securities on a when-issued basis if, as a result, more than 15% of its net assets would be so invested.  If a Fund enters into a firm commitment agreement, liability for the purchase price and the rights and risks of ownership of the security accrue to a Fund at the time it becomes obligated to purchase such security, although delivery and payment occur at a later date.  Accordingly, if the market price of the security should decline, the effect of such an agreement would be to obligate a Fund to purchase the security at a price above the current market price on the date of delivery and payment.  During the time a Fund is obligated to purchase such a security, it will be required to segregate assets with an approved custodian in an amount sufficient to settle the transaction.

Zero-Coupon, Payment-In-Kind and Strip Securities

A Fund may invest in zero-coupon, payment-in-kind and strip securities of any rating or maturity.  Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value, otherwise known as “original issue discount” or “OID.”  The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date.  The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality.  If the issuer defaults, a Fund may not receive any return on its investment.  Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities.  Since zero-coupon security holders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than securities paying interest on a current basis.  When interest rates fall, zero-coupon securities rise more rapidly in value because the securities reflect a fixed rate of return.  An investment in zero-coupon and delayed interest securities may cause a Fund to recognize income and be required to make distributions thereof to shareholders before it receives any cash payments on its investment.  See “Dividends, Other Distributions and Taxes – Income From Zero Coupon and Payment-In-Kind Securities.”

Payment-in-kind securities allow the issuer, at its option, to make current interest payments either in cash or in bonds.  Both zero-coupon securities and payment-in-kind securities allow an issuer to avoid the need to generate cash to meet current interest payments.  Even though such securities do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income at least annually to shareholders.  See “Dividends, Other Distributions and Taxes.”  Thus, a Fund could be required at times to liquidate other investments to satisfy distribution requirements.  A Fund may also invest in strips, which are debt securities whose interest coupons are taken out and traded separately after the securities are issued but otherwise are comparable to zero-coupon securities.  Like zero-coupon securities and payment-in-kind securities, strips are generally more sensitive to interest rate fluctuations than interest paying securities of comparable term and quality.

Other Investment Risks and Practices

Borrowing.  A Fund may borrow money for investment purposes, which is a form of leveraging.  Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity.  Leverage will magnify changes in a Fund’s NAV and on a Fund’s investments.  Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding.  Leverage also creates interest expenses for a Fund.  To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, that Fund’s net income will be greater than it would be if leverage were not used.  Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.  The use of derivatives in connection with leverage creates the potential for significant loss.

A Fund may borrow money to facilitate management of a Fund’s portfolio by enabling a Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.  Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.

As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed.  If at any time the value of the required asset coverage declines as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio investments within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell portfolio instruments at that time.

Lending Portfolio Securities.  Each Fund may lend portfolio securities with a value not exceeding 33 1/3% of its total assets to brokers, dealers, and financial institutions.  Borrowers are required continuously to secure their obligations to return securities on loan from a Fund by depositing any combination of short-term government securities and cash as collateral with a Fund.  The collateral must be equal to at least 100% of the market value of the loaned securities, which will be marked to market daily.  While a Fund’s portfolio securities are on loan, a Fund continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the collateral or fee income if the loan is otherwise collateralized.  A Fund may invest the interest received and the collateral, thereby earning additional income.  Loans would be subject to termination by the lending Fund on a four-business days notice or by the borrower on a one-day notice.  Borrowed securities must be returned when the loan is terminated.  Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and that Fund’s shareholders.  A lending Fund may pay reasonable finders, borrowers, administrative and custodial fees in connection with a loan.  Each Fund currently has no intention of lending its portfolio securities.

Portfolio Turnover.  The Trust anticipates that investors in a Fund, as part of an asset allocation investment strategy, frequently will redeem Fund shares, as well as exchange their Fund shares for shares of other Funds.  A Fund may have to dispose of certain portfolio investments to maintain sufficient liquid assets to meet such redemption and exchange requests, thereby causing a high portfolio turnover.  Because each Fund’s portfolio turnover rate depends largely on the purchase, redemption and exchange activity of its investors, it is difficult to estimate each Fund’s actual turnover rate.  A Fund’s portfolio turnover rate is calculated by the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year.  Based on this calculation, instruments with remaining maturities of less than one year are excluded from the portfolio turnover rate.  Such instruments generally would include futures contracts and options, since such contracts generally have a remaining maturity of less than one year.  In any given period, all of a Fund’s investments may have a remaining maturity of less than one year; in that case, the portfolio turnover rate for that period would be equal to zero.  However, each Fund’s portfolio turnover rate, calculated with all securities whose maturities were one year or less is anticipated to be unusually high.

High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities.  Such sales also may result in adverse tax consequences to a Fund’s shareholders from the Fund’s distributions of the increased capital gain recognized as a result of that trading.  The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Risk of Tracking Error

Several factors may affect a Fund’s ability to track the performance of their applicable indices.  Among these factors are: (1) Fund expenses, including brokerage expenses and commissions (which may be increased by high portfolio turnover); (2) less than all of the securities in the target index being held by a Fund and securities not included in the target index being held by a Fund; (3) an imperfect correlation between the performance of instruments held by a Fund, such as futures contracts and options, and the performance of the underlying securities in the cash market comprising an index; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) a Fund holding instruments that are illiquid or the market for which becomes disrupted; (6) the need to conform a Fund’s portfolio holdings to comply with that Fund’s investment restrictions or policies, or regulatory or tax law requirements; and (7) market movements that run counter to a leveraged Fund’s investments (which will cause divergence between a Fund and its target index over time due to the mathematical effects of leveraging).

While index futures and options contracts closely correlate with the applicable indices over long periods, shorter-term deviation, such as on a daily basis, does occur with these instruments.  As a result, a Fund’s short-term performance will reflect such deviation from its target index.

INVESTMENT RESTRICTIONS

In addition to the investment policies and limitations described above and described in the Prospectus, the Trust, on behalf of each Fund has adopted the following investment limitations, which are fundamental policies and may not be changed without the vote of a majority of the outstanding voting securities of that Fund.  Under the 1940 Act, a “vote of the majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of: (1) more than 50% of the outstanding shares of a Fund; or (2) 67% or more of the shares of a Fund present at a shareholders’ meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.  Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions.  If at any time a Fund’s borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced promptly to the extent necessary to comply with the limitation.

A Fund shall not:

1.
Lend any security or make any other loan if, as a result, more than 33 1/3% of the value of a Fund’s total assets would be lent to other parties, except (1) through the purchase of a portion of an issue of debt securities in accordance with a Fund’s investment objective, policies and limitations; or (2) by engaging in repurchase agreements with respect to portfolio securities.

2.	Underwrite securities of any other issuer.

3.	Purchase, hold, or deal in real estate or oil and gas interests.

4.
Pledge, mortgage, or hypothecate a Fund’s assets, except (1) to the extent necessary to secure permitted borrowings; (2) in connection with the purchase of securities on a forward-commitment or delayed-delivery basis or the sale of securities on a delayed-delivery basis; and (3) in connection with options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments.

5.
Invest in physical commodities, except that a Fund may purchase and sell foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other financial instruments.

6.
Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) (including the amount of senior securities issued by excluding liabilities and indebtedness not constituting senior securities), except (1) that a Fund may issue senior securities in connection with transactions in options, futures, options on futures and forward contracts, swaps, caps, floors, collars and other similar investments; (2) as otherwise permitted herein and in Limitation 4 above and 7 below; and (3) each Fund may make short sales of securities.

7.
Borrow money, except (1) to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33 1/3% of the value of each Fund’s total assets; (2) as a temporary measure and then only in amounts not to exceed 5% of the value of each Fund’s total assets; (3) to enter into reverse repurchase agreements; or (4) to lend portfolio securities.  For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments shall not constitute borrowing.

8.
Make short sales of portfolio securities or purchase any portfolio securities on margin but may make short sales “against the box,” obtain such short-term credits as are necessary for the clearance of transactions, and make margin payments in connection with options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments.

9.	25% Limitation

The Direxion/Wilshire Dynamic Fund has adopted the following investment limitation:

A Fund shall not:

Invest more than 25% of the value of its net assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

The Financial Trends Strategy Fund have adopted the following investment limitation:

A Fund shall:

Invest 25% or more of the value of its total assets in the securities of issuers in a single industry or group of industries in accordance with its investment objective as disclosed in the Fund’s Prospectus.

Each Fund has adopted the following fundamental investment policy that enables it to invest in another investment company or series thereof that has substantially similar investment objectives and policies:

Notwithstanding any other limitation, a Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as a Fund.  For this purpose, “all of a Fund’s investable assets” means that the only investment securities that will be held by the Fund will be the Fund’s interest in the investment company.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Trustees, Rafferty is responsible for decisions to buy and sell securities for each Fund, the selection of broker-dealers to effect the transactions, and the negotiation of brokerage commissions, if any.  Rafferty expects that a Fund may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

When selecting a broker or dealer to execute portfolio transactions, Rafferty considers many factors, including the rate of commission or the size of the broker-dealer’s “spread,” the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer and the research, statistical and economic data furnished by the broker-dealer to Rafferty.

In effecting portfolio transactions for a Fund, Rafferty seeks to receive the closing prices of securities that are in line with those of the securities included in the applicable index and seeks to execute trades of such securities at the lowest commission rate reasonably available.  With respect to agency transactions, Rafferty may execute trades at a higher rate of commission if reasonable in relation to brokerage and research services provided to a Fund or Rafferty. Such services may include the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.  Each Fund believes that the requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude a Fund and Rafferty from obtaining a high quality of brokerage and research services.  In seeking to determine the reasonableness of brokerage commissions paid in any transaction, Rafferty relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction.

Rafferty may use research and services provided to it by brokers in servicing all Funds; however, not all such services may be used by Rafferty in connection with a Fund.  While the receipt of such information and services is useful in varying degrees and generally would reduce the amount of research or services otherwise performed by Rafferty, this information and these services are of indeterminable value and would not reduce Rafferty’s investment advisory fee to be paid by a Fund.

Purchases and sales of U.S. government securities normally are transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals.  Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

PORTFOLIO HOLDINGS INFORMATION

The Trust maintains portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding a Fund’s portfolio investments to ensure that such disclosure is in the best interests of a Fund’s shareholders.  In adopting the policies, the Board considered actual and potential material conflicts that could arise between the interest of Fund shareholders, the Adviser, distributor, or any other affiliated person of a Fund.  Disclosure of a Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

From time to time, rating and ranking organizations such as Standard & Poor’s® and Morningstar®, Inc. may request complete portfolio holdings information in connection with rating a Fund.  Similarly, pension plan sponsors, consultants and/or other financial institutions may request a complete list of portfolio holdings in order to assess the risks of a Fund’s portfolio along with related performance attribution statistics.  The Trust believes that these third parties have legitimate objectives in requesting such portfolio holdings information.  To prevent such parties from potentially misusing the complete portfolio holdings information, a Fund will generally only disclose such information as of the end of the most recent calendar quarter, with a lag of approximately 60 days.  In addition, a Fund’s President or Chief Compliance Officer may grant exceptions to permit additional disclosure of the complete portfolio holdings information at differing times and with differing lag times to rating agencies and to the parties noted above, provided that (1) the recipient is subject to a confidentiality agreement; (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of a Fund and will not use the information to facilitate or assist in any investment program; and (3) the recipient will not provide access to third parties to this information.  The Chief Compliance Officer shall report any disclosures made pursuant to this exception to the Board.

In addition, a Fund’s service providers, such as custodian, administrator, transfer agent, distributor, legal counsel and independent registered public accounting firm may receive portfolio holdings information in connection with their services to a Fund.  In no event shall the Advisers, their affiliates or employees, or a Fund receive any direct or indirect compensation in connection with the disclosure of information about a Fund’s portfolio holdings.

In the event a portfolio holdings disclosure made pursuant to the policies presents a conflict of interest between a Fund’s shareholders and Rafferty, the distributor and their affiliates or employees and any affiliated person of a Fund, the disclosure will not be made unless a majority of the Independent Trustees approves such disclosure.

MANAGEMENT OF THE TRUST

Trustees and Officers

The business affairs of each Fund are managed by or under the direction of the Board.  The Trustees are responsible for managing a Fund’s business affairs and for exercising all of a Fund’s powers except those reserved to the shareholders.  A Trustee may be removed by a written instrument, signed by at least two-thirds of the other Trustees or by a two-thirds vote of the outstanding Trust shares.

The following table is a list of the Trustees and officers of the Trust, their age, business address and principal occupation during the past five years including any affiliation with Rafferty, the length of service to the Trust, and the position, if any, that they hold on the board of directors of companies other than the Trust.  Each Trustee of the Trust also serves on the Board of the Direxion Insurance Trust, the other registered investment company in the Direxion mutual fund complex.  Unless otherwise noted, an individual’s business address is 33 Whitehall Street, 10th Floor, New York, New York 10004.

Interested Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Lawrence C. Rafferty(1) Age: 66	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 1997	Chairman and Chief Executive Officer of Rafferty, 1997-present; Chief Executive Officer of Rafferty Companies, LLC, 1996-present; Chief Executive Officer of Rafferty Capital Markets, Inc., 1995-present.	137	Board of Trustees, Fairfield University; Board of Directors, St. Vincent’s Services; Executive Committee, Metropolitan Golf Association

Non-Interested Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Daniel J. Byrne Age: 64	Trustee	Lifetime of Trust until removal or resignation; Since 1997	President and Chief Executive Officer of Byrne Securities Inc., 1992-present; Trustee, The Opening Word Program, Wyandanch, New York.	137	None

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Gerald E. Shanley III Age: 65	Trustee	Lifetime of Trust until removal or resignation; Since 1997	Business Consultant, 1985-present; Trustee of Trust Under Will of Charles S. Payson, 1987-present; C.P.A., 1979-present.	137	None
John Weisser Age: 67	Trustee	Lifetime of Trust until removal or resignation; Since 2007	Retired, Since 1995; Salomon Brothers, Inc, 1971-1995, most recently as Managing Director.	137	MainStay VP Series Fund, Inc.

Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Daniel D. O’Neill Age: 40	President; Chief Operating Officer and Chief Investment Officer	One Year; Since 1999 One Year; Since 2006	Managing Director of Rafferty, 1999-present.	N/A	N/A
William Franca Age: 52	Executive Vice President - Head of Distribution	One Year; Since 2006	Senior Vice President - National Sales, Massachusetts Financial Services/SunLife Financial Distributors, 2002-2004; Executive Vice President, Distribution, SunLife, 2001-2002.	N/A	N/A
Peter Wilson Age: 31	Chief Compliance Officer	One Year; Since 2008	Director, Alaric Compliance Services, LLC, 2007-present; Attorney, US Army JAGS Corps, 2003 – 2007.	N/A	N/A
Eric W. Falkeis 615 East Michigan Street Milwaukee, WI 53202 Age: 36	Secretary	One Year; Since 2004
Chief Financial Officer, U.S. Bancorp Fund Services, LLC, since April 2006; Vice President, U.S. Bancorp Fund Services LLC, 1997-present; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000-2003).
				N/A	N/A
(1)	Mr. Rafferty is affiliated with Rafferty. Mr. Rafferty is the Chairman and Chief Executive Officer of Rafferty.

(2)
The Direxion Complex consists of the Direxion Funds which currently offers for sale to the public 30 portfolios of the 60 currently registered with the SEC, the Direxion Insurance Trust which currently offers for sale 3 portfolios of the 45 currently registered with the SEC and the Direxion Shares ETF Trust which currently offers for sale to the public 8 of the 32 funds currently registered with the SEC.

The Trust has an Audit Committee, consisting of Messrs. Weisser, Byrne and Shanley.  The members of the Audit Committee are not “interested” persons of the Trust (as defined in the 1940 Act).  The primary responsibilities of the Trust’s Audit Committee are, as set forth in its charter, to make recommendations to the Board Members as to: the engagement or discharge of the Trust’s independent registered public accounting firm (including the audit fees charged by the accounting firm); the supervision of investigations into matters relating to audit matters; the review with the independent registered public accounting firm of the results of audits; and addressing any other matters regarding audits.

The Trust also has a Nominating Committee, consisting of Messrs. Weisser, Byrne and Shanley, each of whom is a disinterested member of the Board.  The primary responsibilities of the nominating committee are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The nominating committee also evaluates and nominates Board member candidates.  The Nominating Committee will consider nominees recommended by shareholders.  Such recommendations should be in writing and addressed to a Fund with attention to the Nominating Committee Chair.  The recommendations must include the following Preliminary Information regarding the nominee: (1) name; (2) date of birth; (3) education; (4) business professional or other relevant experience and areas of expertise; (5) current business and home addresses and contact information; (6) other board positions or prior experience; and (7) any knowledge and experience relating to investment companies and investment company governance.  The Nominating Committee did not meet during the Trust’s most recent fiscal year.

The Trust has a Qualified Legal Compliance Committee, consisting of Messrs. Weisser, Byrne and Shanley.  The members of the Qualified Legal Compliance Committee are not “interested” persons of the Trust (as defined in the 1940 Act).  The primary responsibility of the Trust’s Qualified Legal Compliance Committee is to receive, review and take appropriate action with respect to any report (“Report”) made or referred to the Committee by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any officer, director, employee or agent of the Trust.  The Qualified Legal Compliance Committee did not meet during the Trust’s most recent fiscal year.

The following table shows the amount of equity securities owned in each Fund and the Direxion Family of Investment Companies by the Trustees as of the calendar year ended December 31, 2008.  The Trustees did not own shares of the Financial Trends Strategy Fund and the Direxion/Wilshire Dynamic Funds as they were not operational prior to the date of this SAI.

Dollar Range of Equity Securities Owned:	Interested Trustees:	Disinterested Trustees:
	Lawrence C. Rafferty	Daniel J. Byrne	Gerald E. Shanley III	John Weisser
Aggregate Dollar Range of Equity Securities in the Direxion Family of Investment Companies(1)	$[ ]	$[ ]	$[ ]	[ ]
(1)
The Direxion Complex consists of the Direxion Funds which currently offers for sale to the public 30 portfolios of the 60 currently registered with the SEC, the Direxion Insurance Trust which currently offers for sale 3 portfolios of the 45 currently registered with the SEC and the Direxion Shares ETF Trust which currently offers for sale to the public 8 of the 32 funds currently registered with the SEC.

The Trust’s Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law.  However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

No officer, director or employee of Rafferty receives any compensation from the Trust for acting as a Trustee or officer of the Trust.  The following tables show the estimated compensation to be earned by each Trustee for the Trust’s fiscal year ending October 31, 2009.

	Aggregate Compensation From the:		Pension or Retirement Benefits Accrued As	Estimated	Aggregate Compensation From the Direxion
Name of Person, Position	Financial Trends Strategy Fund	Direxion/ Wilshire Dynamic Fund	Part of the Trust’s Expenses	Annual Benefits Upon Retirement	Complex Paid to the Trustees(1)
Interested Trustees
Lawrence C. Rafferty	$0	$0	$0	$0	$0
Disinterested Trustees
Daniel J. Byrne	$[ ]	$[ ]	$0	$0	$32,000
Gerald E. Shanley III	$[ ]	$[ ]	$0	$0	$38,000
John Weisser	$[ ]	$[ ]	$0	$0	$32,000

(1)	For the fiscal year ending October 31, 2009, $102,000 in trustees’ fees and expenses are estimated to be incurred.

Principal Shareholders, Control Persons and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund.  A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.  Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund.  The Funds, which had not commenced operations as of the date of this SAI, had no control persons or principal shareholders.

Investment Adviser

Rafferty Asset Management, LLC, 33 Whitehall Street, 10th Floor, New York, New York 10004, provides investment advice to a Fund.  Rafferty was organized as a New York limited liability corporation in June 1997.  Lawrence C. Rafferty controls Rafferty through his ownership in Rafferty Holdings, LLC.

Under an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of a Fund, and Rafferty, Rafferty provides a continuous investment program for each Fund’s assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of a Fund, subject to the supervision of the Trustees.  Rafferty bears all costs associated with providing these advisory services and the expenses of the Trustees who are affiliated with or interested persons of Rafferty.  The Trust bears all other expenses that are not assumed by Rafferty as described in the Prospectus.  The Trust also is liable for nonrecurring expenses as may arise, including litigation to which a Fund may be a party.  The Trust also may have an obligation to indemnify its Trustees and officers with respect to any such litigation.

Pursuant to the Advisory Agreement, the Financial Trends Strategy Fund and the Direxion/Wilshire Dynamic Fund will pay Rafferty 1.00% and 0.75%, respectively, at an annual rate based on their average daily net assets.  Because these Funds have not yet commenced operations, Rafferty has yet to earn advisory fees from the Funds.

Each Fund is responsible for its own operating expenses.  Rafferty has contractually agreed to waive its fees and/or reimburse the Funds’ operating expenses (excluding, as applicable, among other expenses, front-end or contingent deferred sales loads, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, Acquired Fund Fees and Expenses, and extraordinary expenses such as litigation) through October 31, 2009, as noted below, to the extent that their Investor Class and Service Class shares exceed 2.00% and 2.50% for the Financial Trends Strategy Fund and 1.60% and 2.10% for the Direxion/Wilshire Dynamic Fund, respectively, of daily net assets.  This agreement may be terminated at any time at the discretion of the Board of Trustees upon notice to the Adviser and without the approval of Fund shareholders.  The agreement may be terminated by the Adviser only with the consent of the Board of Trustees.

The Advisory Agreement was initially approved by the Trustees (including all Independent Trustees) and Rafferty, as sole shareholder of each Fund, in compliance with the 1940 Act on [   ], 2008.  The Advisory Agreement with respect to each Fund continued in force for an initial period of two years after the date of its approval.  The Advisory Agreement is renewable thereafter from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of Rafferty or the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding shares of a Fund.  The Advisory Agreement automatically terminates on assignment and is terminable on a 60-day written notice either by the Trust or Rafferty.

Rafferty shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding or sale of any security.

Subadviser

Under a separate Investment Subadvisory Agreement (“Subadvisory Agreement”) between Rafferty and Wilshire Associates, Inc. (“Wilshire” or “Subadviser”), Wilshire, subject to direction by Rafferty and the Board, will provide investment advice and portfolio management services to the Direxion/Wilshire Dynamic Fund for a fee payable by Rafferty.  An investment team from Wilshire will manage the Funds’ assets, under the supervision of Rafferty.  Under the Subadvisory Agreement, Wilshire will direct, through Rafferty, the allocation of Fund assets among specific baskets of securities, created by Wilshire.  Then, Rafferty will implement Wilshire’s investment decisions for the Fund by placing all brokerage orders for the purchase and sale of those securities.  For the investment subadvisory services provided to the Direxion/Wilshire Dynamic Fund, Rafferty will pay Wilshire each month based on the Funds’ prior month’s total net assets at an annualized rate of 0.25%.

The Subadvisory Agreement was initially approved by the Board (including all of the Trustees who are not “interested persons” of Rafferty or FPI, as defined under the 1940 Act) and the shareholders of the Direxion/Wilshire Dynamic Fund, in compliance with the 1940 Act, on [   ], 2008.  The Subadvisory Agreement provides that it will be in force for an initial two-year period and it must be approved each year thereafter by (1) a vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of Rafferty, Wilshire or the Trust; and by (2) the majority vote of either the full Board or the vote of a majority of the outstanding shares of Direxion/Wilshire Dynamic Fund.  The Subadvisory Agreement automatically terminates on assignment and is terminable on not less than a 60-day written notice by Rafferty or a 90-day written notice by Wilshire.  Under the terms of the Advisory Agreement, Rafferty automatically becomes responsible for the obligations of Wilshire upon termination of the Subadvisory Agreement.

Rafferty shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding or sale of any security. FPI shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by its agreement with Rafferty or for any losses that may be sustained in the purchase, holding or sale of any security.

Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Trust, Rafferty and the distributor have adopted Codes of Ethics (“Codes”).  These Codes permit portfolio managers and other access persons of a Fund to invest in securities that may be owned by a Fund, subject to certain restrictions.

Portfolio Manager

Each Fund is managed by an investment committee consisting of Paul Brigandi, Tony Ng, Michael Eschmann, and Adam Gould.  In addition to the Funds, the committee manages the following other accounts as of [   ], 2009:

Accounts	Total Number of Accounts	Total Assets (in millions)	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees
Registered Investment Companies	[ ]	$[ ]	0	$0
Other Pooled Investment Vehicles	[ ]	$[ ]	0	$0
Other Accounts	[ ]	$[ ]	0	$0

Rafferty manages no other accounts with an investment objective similar to that of a Fund.  However, a Fund may invest in the same securities but the nature of each investment (Bull or short) may be opposite and in different proportions.  Rafferty ordinarily executes transactions for a Fund “market-on-close,” in which Funds purchasing or selling the same security receive the same closing price.

Rafferty has not identified any additional material conflicts between a Fund and other accounts managed by the investment committee.  However, other actual or apparent conflicts of interest may arise in connection with the day-to-day management of a Fund and other accounts.  The management of a Fund and other accounts may result in unequal time and attention being devoted to a Fund and other accounts.  Rafferty’s management fees for the services it provides to other accounts varies and may be higher or lower than the advisory fees it receives from a Fund. This could create potential conflicts of interest in which the portfolio manager may appear to favor one investment vehicle over another resulting in an account paying higher fees or one investment vehicle out performing another.

The investment committee’s compensation is paid by Rafferty.  Their compensation primarily consists of a fixed base salary and a bonus.  The investment committee’s salary is reviewed annually and increases are determined by factors such as performance and seniority.  Bonuses are determined by the individual performance of an employee including factors such as attention to detail, process, and efficiency, and are impacted by the overall performance of the firm.  The investment committee’s salary and bonus are not based on a Fund’s performance and as a result, no benchmarks are used. Along with all other employees of Rafferty, the investment committee may participate in the firm’s 401(k) retirement plan where Rafferty may make matching contributions up to a defined percentage of their salary.

The Direxion/Wilshire Dynamic Fund is managed by an investment committee of Wilshire employees consisting of Cleo Chang and James St. Aubin. In addition to the Funds, the committee manages the following other accounts as of [   ], 2009:

Accounts	Total Number of Accounts	Total Assets (in millions)	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance BasedFees
Registered Investment Companies	[ ]	$[ ]	0	$0
Other Pooled Investment Vehicles	[ ]	$[ ]	0	$0
Other Accounts	[ ]	$[ ]	0	$0

[Wilshire conflicts disclosure]

[Wilshire compensation disclosure]

The members of the investment committees do not own any shares of the Funds as of the date of this SAI.

Proxy Voting Policies and Procedures

The Board has adopted proxy voting policies and procedures (“Proxy Policies”) wherein the Trust has delegated to Rafferty the responsibility for voting proxies relating to portfolio securities held by a Fund as part of their investment advisory services, subject to the supervision and oversight of the Board.  The Proxy Voting Policies of Rafferty are attached as Appendix B.  Notwithstanding this delegation of responsibilities, however, each Fund retains the right to vote proxies relating to its portfolio securities.  The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of a Fund and their shareholders, taking into account the value of a Fund’s investments.

More Information.  The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request by calling toll-free, 1-800-851-0511 or by accessing the SEC’s website at www.sec.gov.

Fund Administrator, Fund Accountant, Transfer Agent and Custodian

U.S. Bancorp Fund Services, LLC (“Administrator”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides administrative, fund accounting and transfer agent services to a Fund.  U.S. Bank, N.A., Custody Operations, 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin, 53202, an affiliate of the Administrator, provides custodian services to a Fund.

Pursuant to an Administration Servicing Agreement (“Service Agreement”) between the Trust and the Administrator, the Administrator provides the Trust with administrative and management services (other than investment advisory services).  As compensation for these services, the Trust pays the Administrator a fee based on the Trust’s total average daily net assets of 0.045% on net assets or a minimum annual fee of $215,000 for the Fund Complex.  The Administrator also is entitled to certain out-of-pocket expenses.  Because the Financial Trends Strategy Fund and the Direxion/Wilshire Dynamic Fund have not yet commenced operations, the Administration has yet to earn Administrative fees from the Funds.

Pursuant to a Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC (“Fund Accountant”), the Fund Accountant provides the Trust with accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports.  For these services, the Trust pays the Fund Accountant a fee based on the Trust’s total average daily net assets of 0.03% and a minimum annual fee of $645,000 for the Fund Complex.  The Fund Accountant also is entitled to certain out-of-pocket expenses, including pricing expenses.

Pursuant to a Custodian Agreement, U.S. Bank N.A. serves as the custodian of a Fund’s assets.  The Custodian holds and administers the assets in a Fund’s portfolios.  Pursuant to the Custodian Agreement, the Custodian receives an annual fee based on the Trust’s total average daily net assets of 0.0225% and a $1,000 minimum fee per fund.  The Custodian also is entitled to certain out-of-pocket expenses.  U.S. Bank N.A. and/or its affiliates receive revenue from certain broker-dealers that may receive Rule 12b-1 fees or other payments from mutual funds in which certain of the Funds may invest.  In recognition of this revenue, certain of these Funds may receive a credit from U.S. Bank N.A. and/or its affiliates for fees otherwise payable by the Funds.

Distributor

Rafferty Capital Markets, LLC, 59 Hilton Avenue, Garden City, New York 11530, serves as the distributor (“Distributor”) in connection with the continuous offering of each Fund’s shares.  The Distributor and participating dealers with whom it has entered into dealer agreements offer shares of a Fund as agents on a best efforts basis and are not obligated to sell any specific amount of shares.  For the fiscal year ended October 31, 2009, the Distributor will receive $90,000 as compensation from Rafferty for distribution services for the Trust.  Mr. Rafferty is an affiliated person of the Distributor.

Distribution Plan and Service Fees

Rule 12b-1 under the 1940 Act provides that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule.  The Trustees have adopted separate plans for the Investor Class (“Investor Class 12b-1 Plan”) and the Service Class (“Service Class 12b-1 Plan”) of each Fund pursuant to which a Fund may pay certain expenses incurred in the distribution of its shares and the servicing and maintenance of existing shareholder accounts.  The Distributor, as the Funds’ principal underwriter, and Rafferty may have a direct or indirect financial interest in the Plan or any related agreement.

Pursuant to the Investor Class 12b-1 Plan, the Investor Class shares of a Fund may pay up to 1.00% of the Investor Class’ average daily net assets.  The Board has authorized the Funds to pay 0.25% of the Investor Class’ average daily net assets.  Pursuant to the Service Class 12b-1 Plan, the Service Class shares of a Fund may pay up to 1.00% of its average daily net assets.  The Board has currently authorized the Service Class of the Funds to pay Rule 12b-1 fees equal to 0.75% of its average daily net assets.

In addition, the Board approved a separate annualized shareholder services fee of 0.25% for the Investor Class and Service Class shares.  The fee compensates service providers and/or financial intermediaries for shareholder services provided to a Fund, including but not limited to:  (a) answering shareholder inquires regarding the manner in which purchases, exchanges and redemptions of Investor Class or Service Class shares of Fund may be effected and other matters pertaining to Investor Class or Service Class shares; (b) providing necessary personnel and facilities to establish and maintain shareholder accounts and records; (c) assisting shareholders in arranging for processing of purchase, exchange and redemption transactions; (d) assisting in the enhancement of relations and communication between shareholders and the Funds; (e) assisting in the maintenance of Fund records containing shareholder information; and (g) providing such other related personal services as the shareholder may request.

Under an agreement with the Funds, your Financial Advisor may provide services, as described in the Prospectus, and as described above, and receive Rule 12b-1 fees and or shareholder servicing fees from the Funds.

Each Plan was approved by the Trustees and the Independent Trustees of the Funds.  In approving each Plan, the Trustees determined that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders.  The Trustees will review quarterly and annually a written report provided by the Treasurer of the amounts expended under the Plans and the purpose for which such expenditures were made.

The Plans permit payments to be made by each Fund to the distributor or other third parties for expenditures incurred in connection with the distribution of Fund shares to investors and the provision of certain shareholder services.  The distributor or other third parties are authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of each Fund.  In addition, the Plans authorize payments by each Fund to the distributor or other third parties for the cost related to selling or servicing efforts, preparing, printing and distributing Fund prospectuses, statements of additional information, and shareholder reports to investors.

Independent Registered Public Accounting Firm

[                ], is the independent registered public accounting firm for the Trust.

DETERMINATION OF NET ASSET VALUE

The NAV per share of each Fund is determined separately daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally at 4:00 p.m. Eastern time), each day the NYSE, and Bond Market for the 10 Year Note Funds, is open for business (“Business Day”).  The NYSE is not open on New Year’s Day, Presidents’ Day, Martin Luther King’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued.  If no sale is reported at that time, the mean of the last bid and asked prices is used.  Securities primarily traded on the NASDAQ Global Market® (“NASDAQ®”) for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”) provided by NASDAQ® each business day.  The NOCP is the most recently reported price as of 4:00:02 p.m. Eastern time, unless that price is outside the range of the “inside” bid and asked prices’ in that case, NASDAQ® will adjust the price to equal the inside bid or asked price, whichever is closer.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.

When market quotations for options and futures positions held by a Fund are readily available, those positions will be valued based upon such quotations.  Securities and other assets for which market quotations are not readily available, or for which Rafferty has reason to question the validity of quotations received, are valued at fair value by procedures as adopted by the Board.

For purposes of determining NAV per share of a Fund, options and futures contracts are valued at the last sales prices of the exchanges on which they trade.  The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the last sale price for a like contract acquired on the day on which the futures contract is being valued.  The value of options on futures contracts is determined based upon the last sale price for a like option acquired on the day on which the option is being valued.  A last sale price may not be used for the foregoing purposes if the market makes a limited move with respect to a particular instrument.

For valuation purposes, quotations of foreign securities or other assets denominated in foreign currencies are translated to U.S. dollar equivalents using the net foreign exchange rate in effect at the close of the stock exchange in the country where the security is issued.  Short-term debt instruments having a maturity of 60 days or less are valued at amortized cost, which approximates market value.  If the Board determines that the amortized cost method does not represent the fair value of the short-term debt instrument, the investment will be valued at fair value as determined by procedures as adopted by the Board.  U.S. government securities are valued at the mean between the closing bid and asked price provided by an independent third party pricing service (“Pricing Service”).

OTC securities held by a Fund will be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used.  The portfolio securities of a Fund that are listed on national exchanges are valued at the last sales price of such securities; if no sales price is reported, the mean of the last bid and asked price is used.  Dividend income and other distributions are recorded on the ex-distribution date.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets not valued in accordance with the foregoing principles will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Trustees, which procedures may include the delegation of certain responsibilities regarding valuation to Rafferty or the officers of the Trust.  The officers of the Trust report, as necessary, to the Trustees regarding portfolio valuation determinations.  The Trustees, from time to time, will review these methods of valuation and will recommend changes that may be necessary to assure that the investments of a Fund are valued at fair value.

For purposes of calculating their daily NAV, a Fund typically reflects changes in its holdings of portfolio securities on the first business day following a portfolio trade (commonly known as “T+1 accounting”).  However, each Fund is permitted to include same day trades when calculating its NAV (commonly referred to as “trade date accounting”) on days when a Fund receives substantial redemptions.  Such redemptions can result in an adverse impact on a Fund’s NAV when there is a disparity between the trade price and the closing price of the security.  Thus, a Fund’s use of trade date accounting is likely to lessen the impact of substantial redemptions on a Fund’s NAV.

REDEMPTIONS

Redemption In-Kind

The Trust has filed a notice of election under Rule 18f-1 of the 1940 Act, which obligates a Fund to redeem shares for any shareholder for cash during any 90-day period up to $250,000 or 1% of that Fund’s NAV, whichever is less.  Any redemption beyond this amount also will be in cash unless the Trustees determine that further cash payments will have a material adverse effect on remaining shareholders.  In such a case, a Fund will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as each Fund determines NAV.  The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable.  A redemption in-kind is not as liquid as a cash redemption.  If a redemption is made in-kind, a shareholder receiving portfolio instruments could receive less than the redemption value thereof and could incur certain transaction costs.  Shareholders who receive futures contracts or options on futures contracts in connection with a redemption in-kind may be responsible for making any margin payments due on those contracts.

Redemptions by Telephone

Shareholders may redeem shares of a Fund by telephone.  When acting on verbal instructions believed to be genuine, the Trust, Rafferty, transfer agent and their trustees, directors, officers and employees are not liable for any loss resulting from a fraudulent telephone transaction request and the investor will bear the risk of loss.  In acting upon telephone instructions, these parties use procedures that are reasonably designed to ensure that such instructions are genuine, such as (1) obtaining some or all of the following information: account number, name(s) and social security number(s) registered to the account, and personal identification; (2) recording all telephone transactions; and (3) sending written confirmation of each transaction to the registered owner.  To the extent that the Trust, Rafferty, transfer agent and their trustees, directors, officers and employees do not employ such procedures, some or all of them may be liable for losses due to unauthorized or fraudulent transactions.

Receiving Payment

Payment of redemption proceeds will be made within seven days following a Fund’s receipt of your request (if received in good order as described below) for redemption.  For investments that have been made by check, payment on redemption requests may be delayed until the transfer agent is reasonably satisfied that the purchase payment has been collected by the Trust (which may require up to 10 calendar days).  To avoid redemption delays, purchases should be made by direct wire transfer.

A redemption request will be considered to be received in “good order” if:

●	The number or amount of shares and the class of shares to be redeemed and shareholder account number have been indicated;

●	Any written request is signed by a shareholder and by all co-owners of the account with exactly the same name or names used in establishing the account;

●
Any written request is accompanied by certificates representing the shares that have been issued, if any, and the certificates have been endorsed for transfer exactly as the name or names appear on the certificates or an accompanying stock power has been attached; and

●
The signatures on any written redemption request in excess of $100,000 or more and on any certificates for shares (or an accompanying stock power) have been guaranteed by a national bank, a state bank that is insured by the Federal Deposit Insurance Corporation, a trust company or by any member firm of the New York, American, Boston, Chicago, Pacific or Philadelphia Stock Exchanges.  Signature guarantees also will be accepted from savings banks and certain other financial institutions that are deemed acceptable by U.S. Bancorp Funds Services, LLC, as transfer agent, under its current signature guarantee program.

The right of redemption may be suspended or the date of payment postponed for any period during which (1) the NYSE is closed (other than customary weekend or holiday closings); (2) trading on the NYSE is restricted; (3) situations where an emergency exists as a result of which it is not reasonably practicable for a Fund to fairly determine the value of its net assets or disposal of a Fund’s securities is not reasonably practicable; or (4) the SEC has issued an order for the protection of a Fund’s shareholders.

Redemption Fees

The Funds are not suitable for purchase by active investors.  The Funds are intended for long-term investment purposes only and discourages shareholders from engaging in “market-timing” or other types of excessive short-term trading that could adversely affect shareholder returns.  Consequently, the Board of Trustees has adopted policies to prevent frequent purchases and redemptions of shares of the Fund.  In an effort to discourage short-term trading and defray costs related to such trading, the Board of Trustees has approved a redemption fee of 1.00% on sales and exchanges (collectively, “redemptions”) of Fund shares made within ninety (90) days of the date of purchase (including shares acquired through an exchange).

Anti-Money Laundering

A Fund is required to comply with various federal anti-money laundering laws and regulations.  Consequently, a Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or a Fund may be required to transfer the account or proceeds of the account to a government agency.  In addition, pursuant to a Fund’s Customer Identification Program, a Fund’s transfer agent will complete a thorough review of all new opening account applications and will not transact business with any person or entity whose identity cannot be adequately verified.

EXCHANGE PRIVILEGE

An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by a Fund whose shares are being exchanged of (1) proper instructions and all necessary supporting documents; or (2) a telephone request for such exchange in accordance with the procedures set forth in the Prospectus and below.  Telephone requests for an exchange received by a Fund before 4:00 p.m. Eastern time will be effected at the close of regular trading on that day.  Requests for an exchange received after the close of regular trading will be effected on the NYSE’s next trading day.  Due to the volume of calls or other unusual circumstances, telephone exchanges may be difficult to implement during certain time periods.

The Trust reserves the right to reject any order to acquire its shares through exchange or otherwise to restrict or terminate the exchange privilege at any time.  In addition, the Trust may terminate this exchange privilege upon a 60-day notice.

SHAREHOLDER AND OTHER INFORMATION

Each share of a Fund gives the shareholder one vote in matters submitted to shareholders for a vote.  Each series of each Fund have equal voting rights, except that, in matters affecting only a particular series, only shares of that series are entitled to vote.  Share voting rights are not cumulative, and shares have no preemptive or conversion rights.  Shares are not transferable.  As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings.  Shareholder approval will be sought only for certain changes in a Trust’s or a Fund’s operation and for the election of Trustees under certain circumstances.  Trustees may be removed by the Trustees or by shareholders at a special meeting.  A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of a Trust’s outstanding shares.

The Trust has entered into a licensing agreement with The McGraw-Hill Companies, Inc. to permit the use of certain servicemarks in connection with its registration statement and other materials.  “Standard & Poor’s®”, “S&P®”, “S&P 500®” and “Standard & Poor’s 500” are trademarks of The McGraw-Hill Companies, Inc.  The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Funds.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

As stated in the Prospectus, each Fund distributes dividends to its shareholders from its net investment income, at least annually; for these purposes, net investment income includes accrued interest and accretion of original issue and market discounts, less amortization of market premium and estimated expenses, and is calculated immediately prior to the determination of a Fund’s NAV per share.  Each Fund also distributes its net short-term capital gain, if any, annually but may make more frequent distributions thereof if necessary to avoid income or excise taxes.  Each Fund may realize net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss and thus anticipates annual distributions thereof.  The Trustees may revise this dividend policy, or postpone the payment of dividends, if a Fund has or anticipates any large unexpected expense, loss, or fluctuation in net assets that, in the Trustees’ opinion, might have a significant adverse effect on its shareholders.

Taxes

Taxation of Shareholders.  Dividends (including distributions of short-term capital gain) a Fund distributes, if any, are taxable to its shareholders as ordinary income (at rates up to 35% for individuals), except to the extent they constitute “qualified dividend income” (described in the Prospectus) (“QDI”), regardless of whether the dividends are reinvested in Fund shares or received in cash.  Distributions of a Fund’s net capital gain, if any, are taxable to its shareholders as long-term capital gains, regardless of how long they have held their Fund shares and whether the distributions are reinvested in Fund shares or received in cash.

A shareholder’s sale (redemption) of Fund shares may result in a taxable gain, depending on whether the redemption proceeds are more or less than the shareholder’s adjusted basis in the shares.  An exchange of Fund shares for shares of another Fund generally will have similar consequences.  If Fund shares are redeemed at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.  Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the purchase price back as a taxable distribution (with the tax consequences described in the Prospectus).

Regulated Investment Company Status.  Each Fund is treated as a separate corporation for federal tax purposes and intends to qualify as a regulated investment company under Subchapter M of Chapter 1 of the Code (“RIC”).  If a Fund so qualifies and satisfies the Distribution Requirement (defined below) for a taxable year, it will not be subject to federal income tax on the part of its investment company taxable income -- generally consisting of net investment income, the excess of net short-term capital gain over net long-term capital loss (“short-term capital gain”), and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid -- and net capital gain -- it distributes to its shareholders for that year.

To qualify for treatment as a RIC, a Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (“Distribution Requirement”) and must meet several additional requirements.  For each Fund, these requirements include the following:  (1) the Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies, and (b) net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (b) not more than 25% of the value of its total assets may be invested in (i) securities (other than U.S. government securities or the securities of other RICs) of any one issuer, (ii) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (iii) securities of one or more QPTPs (collectively, “Diversification Requirements”).  The Internal Revenue Service (“Service”) has ruled that income from a derivative contract on a commodity index generally is not qualifying income for purposes of the Income Requirement (“Qualifying Income”).

Although each Fund intends to satisfy all the foregoing requirements, there is no assurance that a Fund will be able to do so.  The investment by a Fund, primarily in options and futures positions entails some risk that it might fail to satisfy the Diversification Requirements.  There is some uncertainty regarding the valuation of such positions for purposes of those requirements; accordingly, it is possible that the method of valuation the Funds use, pursuant to which each of them would expect to be treated as satisfying the Diversification Requirements, would not be accepted in an audit by the Service, which might apply a different method resulting in disqualification of one or more of the Funds.

If a Fund failed to qualify for treatment as a RIC for any taxable year, (1) its taxable income, including net capital gain, would be taxed at corporate income tax rates (up to 35%), (2) it would not receive a deduction for the distributions it makes to its shareholders, and (3) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income, except for the part of those dividends that is QDI, which is subject to a maximum federal income tax rate of 15%) to the extent of the Fund’s earnings and profits; those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances.  In addition, the Fund would be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

Excise Tax.  Each Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Income from Foreign Securities.  Dividends and interest a Fund receives, and gains it realizes on foreign securities, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities.  Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (3) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues dividends, interest or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss.  These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders.

Each Fund may invest in the stock of “passive foreign investment companies” (“PFICs”).  A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income.  Under certain circumstances, a Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on its disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders.  The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.  Fund distributions thereof will not be eligible for the 15% maximum federal income tax rate on individuals’ QDI.

If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then, in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -- which the Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF.  In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

Each Fund may elect to “mark to market” its stock in any PFIC.  “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the PFIC’s stock over a Fund’s adjusted basis therein as of the end of that year.  Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election.  A Fund’s adjusted basis in each PFIC’s stock with respect to which it makes this election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Derivatives Strategies.  The use of derivatives strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith.  Gains from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and gains from options, futures, and forward contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as Qualifying Income.  Each Fund will monitor its transactions, make appropriate tax elections, and make appropriate entries in its books and records when it acquires any foreign currency, option, futures contract, forward contract, or hedged investment to mitigate the effect of these rules, prevent its disqualification as a RIC, and minimize the imposition of federal income and excise taxes.

Some futures contracts (other than “securities futures contracts,” as defined in Code section 1234B(c)), foreign currency contracts, and “nonequity options” (i.e., certain listed options, such as those on a “broad-based” securities index) in which a Fund invests may be subject to Code section 1256 (collectively “section 1256 contracts”).  Section 1256 contracts that a Fund holds at the end of its taxable year must be “marked-to~~-~~market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized.  Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.  These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it.  A Fund may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, which the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute.  Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

Code section 1092 (dealing with straddles) also may affect the taxation of options, futures, and forward contracts in which a Fund may invest.  That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures and forward contracts are positions in personal property.  Under that section any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle.  In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above.  The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles.  If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made.  Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.

If a call option written by a Fund lapses (i.e., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain.  If a Fund enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys.  If such an option is exercised and a Fund thus sells the securities or futures contract subject to the option, the premium the Fund received will be added to the exercise price to determine the gain or loss on the sale.  If a call option purchased by a Fund lapses, it will realize short-term or long-term capital loss, depending on its holding period for the security or futures contract subject thereto.  If a Fund exercises a purchased call option, the premium it paid for the option will be added to the basis of the subject securities or futures contract.

If a Fund has an “appreciated financial position” -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time.  A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property.  In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale.  The foregoing will not apply, however, to any Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Income from Zero-Coupon and Payment-in-Kind Securities.  A Fund may acquire zero-coupon or other securities (such as strips) issued with OID.  As a holder of those securities, a Fund must include in its gross income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year.  Similarly, a Fund must include in its gross income securities it receives as “interest” on payment-in-kind securities.  Because each Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives.  Those distributions will be made from a Fund’s cash assets or from the proceeds of sales of portfolio securities, if necessary.  A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Income from REITs.  A Fund may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (“TMPs”) or have a qualified REIT subsidiary that is a TMP.  A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.”  The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs.  Although those regulations have not yet been issued, the U.S. Treasury Department and the Service issued a notice in 2006 (“Notice”) announcing that, pending the issuance of further guidance, the Service would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.

The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to the unrelated business income tax) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocated to its disqualified organization shareholders, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate.  Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, individual retirement accounts, and public charities) constitutes unrelated business taxable income to them.

A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record shareholders that are” after “its” in clause (4)).  The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that, (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends.  No Fund will invest directly in REMIC residual interests, and no Fund intends to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.

The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the Funds.  No attempt is made to present a complete explanation of the federal tax treatment of the Funds’ activities, and this discussion is not intended as a substitute for careful tax planning.  Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local, or foreign taxes applicable to a Fund and to distributions therefrom.

FINANCIAL STATEMENTS

Financial statements are not available for the Funds because they had not commenced operations prior to the date of this SAI.

Appendix A

Description of Corporate Bond Ratings

Moody’s Investors Service and Standard and Poor’s Corporation are two prominent independent rating agencies that rate the quality of bonds.  Following are expanded explanations of the ratings shown in the Prospectus and this SAI.

Moody’s Investors Service Ratings

Aaa: Bonds with this rating are judged to be of the best quality.  They carry the smallest degree of investment risk.  Interest payments are protected by a large or exceptionally stable margin and principal is secure.

Aa: Bonds with this rating are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude.

A: Bonds with this rating possess many favorable investment attributes and are to be considered as upper medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds with this rating are considered as medium grade obligations, i.e.; they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds with this rating are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B: Bonds with this rating generally lack characteristics of desirable investments.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds with this rating are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds with this rating represent obligations which are speculative to a high degree.  Such issues are often in default or have other marked shortcomings.

C: Bonds with this rating are the lowest rated class of bonds.  Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system.  The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Generally, investment-grade debt securities are those rated Baa3 or better by Moody’s.

Standard & Poor’s Corporation Ratings

AAA: This rating is the highest rating assigned by Standard & Poor’s and is indicative of a very strong capacity to pay interest and repay principal.

AA: This rating indicates a very strong capacity to pay interest and repay principal and differs from the higher rated issues only by a small degree.

A: This rating indicates a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: This rating indicates an adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

A-1

BB, B, CCC, CC: These ratings indicate, on balance, a predominantly speculative capacity of the issuer to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: This rating is reserved for income bonds on which no interest is being paid.

D: This rating indicates debt in default, and payment of interest and/or repayment of principal are in arrears.

The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories, for example A or B+.

Generally, investment-grade debt securities are those rated BBB or better by Standard & Poor’s.

A-2

APPENDIX B

Direxion Funds
Direxion Insurance Trust
Proxy Voting Policies and Procedures

Recognizing the increased scrutiny that both institutions and corporations are under, it is important to have corporate governance that appreciates the importance of consistently applied policy guidelines that are aligned with investors’ views on key issues.  With this in mind we currently use ISS’s proxy voting service to execute ballots on Direxion’s behalf.  ISS prepares custom research and votes per their recommendation.  If we agree with their recommendation, no action is required.  However, we retain the right and ability to override the vote if you disagree with ISS’s vote recommendation.

I.	Duty to Vote Proxies

Direxion views seriously its responsibility to exercise voting authority over securities that are owned by the funds.

To document that proxies are being voted, ISS (on behalf of Direxion) will maintain a record reflecting when and how each proxy is voted consistent with the requirements of Rule 206(4)-6 under the Investment Advisors Act of 1940 and other applicable regulations.  Direxion will make its proxy voting history and policies and procedures available to shareholders upon request.

II.	Guidelines for Voting Proxies

Direxion generally follows the recommendations of ISS’s proxy voting guidelines as outlined below.  Proxy proposals are considered on their own merits and a determination is made as to support or oppose management’s recommendation.  Direxion will typically accept ISS’s recommendations on social issues as it does not have the means to evaluate the economic impact of such proposals, or determine a consensus among shareholders’ social or political viewpoints.

III.	Review and Compliance

It is Direxion’s responsibility to oversee ISS’s proxy voting to ensure compliance and timely reporting to US Bank.  Reports are verified monthly through ISS’s Votex website.  ISS provides US Bank with the NP-X file covering the period from July 1st through June 30th of the following year.  US Bank files the NP-X with the SEC on Direxion’s behalf.  These records are maintained for five years and the previous two years proxy voting records can be accessed by contacting US Bank.

Below is a summary outlining ISS’s US Proxy Voting Guidelines for 2006.

Summary of 2006 U.S. Proxy Voting Guidelines
Effective for meetings on or after Feb. 1, 2006
1. Auditors
Ratifying Auditors
Vote FOR proposals to ratify auditors, unless:
• An auditor has a financial interest in or association with the company, and is therefore not independent;
• There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or
• Fees for non-audit services are excessive.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections
Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:
• Composition of the board and key board committees;
• Attendance at board and committee meetings;
• Corporate governance provisions and takeover activity;
• Disclosures under Section 404 of the Sarbanes-Oxley Act;
• Long-term company performance relative to a market and peer index;
• Extent of the director’s investment in the company;
• Existence of related party transactions;
• Whether the chairman is also serving as CEO;
• Whether a retired CEO sits on the board;
• Number of outside boards at which a director serves.

WITHHOLD from individual directors who:
• Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);
• Sit on more than six public company boards;
• Are CEOs of public companies who sit on the boards of more than two public companies besides their own (withhold only at their outside boards).

WITHHOLD from the entire board (except for new nominees, who should be considered on a CASE-BY-CASE basis) if:
• The company’s poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

• The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;

• The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;
• The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;
• The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
• At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;
• A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group.

WITHHOLD from inside directors and affiliated outside directors when:
• The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
• The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
• The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:
• The non-audit fees paid to the auditor are excessive;

• A material weakness identified in the Section 404 disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:
• There is a negative correlation between chief executive pay and company performance;
• The company fails to submit one-time transfers of stock options to a shareholder vote;
• The company fails to fulfill the terms of a burn rate commitment they made to shareholders;
• The company has poor compensation practices.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.
Classification/Declassification of the Board
Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.
Independent Chair (Separate Chair/CEO)
Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

• Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.);

• Two-thirds independent board;
• All-independent key committees;
• Established governance guidelines;
• The company does not under-perform its peers.

Majority Vote Shareholder Proposals
Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections). Consider voting AGAINST the shareholder proposal if the company has adopted a formal corporate governance policy that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.
At a minimum, a company’s policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:
• Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;
• The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee’s status;
• The policy needs to specify that the process of determining the nominee’s status will be managed by independent directors and must exclude the nominee in question;
• An outline of a range of remedies (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);

• The final decision on the nominee’s status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe for disclosure and require a full explanation of how the decision was reached.

In addition, the company should articulate to shareholders why its policy is the best structure for demonstrating accountability to shareholders.

3. Proxy Contests
Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
• Long-term financial performance of the target company relative to its industry;
• Management’s track record;
• Background to the proxy contest;
• Qualifications of director nominees (both slates);
• Strategic plan of dissident slate and quality of critique against management;
• Likelihood that the proposed goals and objectives can be achieved (both slates);
• Stock ownership positions.

Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4. Takeover Defenses

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
• Shareholders have approved the adoption of the plan; or

• The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
• No lower than a 20 percent trigger, flip-in or flip-over;
• A term of no more than three years;
• No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

• Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and acquisitions, evaluate the proposed transaction based on these factors:

• Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?
• Market reaction - How has the market responded to the proposed deal?
• Strategic rationale - Does the deal make sense strategically? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.
• Negotiations and process - Were the terms of the transaction negotiated at arm's length? Was the process fair and equitable?

• Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests.

• Governance - Will the combined company have a better or worse governance profile than the parties to the transaction?

6. State of Incorporation

Reincorporation Proposals
Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure

Common Stock Authorization
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain. In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company’s ongoing use of shares has shown prudence.

Issue Stock for Use with Rights Plan
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).
Preferred Stock
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

8. Executive and Director Compensation

Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:
• The total cost of the company’s equity plans is unreasonable;
• The plan expressly permits the repricing of stock options without prior shareholder approval;
• There is a disconnect between CEO pay and the company’s performance;
• The company’s three year burn rate exceeds the greater of 2 percent and the mean plus 1 standard deviation of its industry group; or
• The plan is a vehicle for poor pay practices.

Director Compensation
Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation plan are met and disclosed in the proxy statement:
• Stock ownership guidelines with a minimum of three times the annual cash retainer.
• Vesting schedule or mandatory holding/deferral period:
- A minimum vesting of three years for stock options or restricted stock; or
- Deferred stock payable at the end of a three-year deferral period.
• A balanced mix between cash and equity. If the mix is heavier on equity, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
• No retirement/benefits and perquisites for non-employee directors; and
• A table with a detailed disclosure of the cash and equity compensation for each non-employee director for the most recent fiscal year.

Disclosure of CEO Compensation-Tally Sheet
Companies should provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.
Employee Stock Purchase Plans--Qualified Plans
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:
• Purchase price is at least 85 percent of fair market value;
• Offering period is 27 months or less; and
• The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Employee Stock Purchase Plans--Non-Qualified Plans
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:
• Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
• Limits on employee contribution (a fixed dollar amount or a percentage of base salary);
• Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;
• No discount on the stock price on the date of purchase since there is a company matching contribution.

Option Exchange Programs/Re-pricing Options
Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration historic trading patterns, rationale for the re-pricing, value-for-value exchange treatment of surrendered options, option vesting, term of the option, exercise price and participation. Vote FOR shareholder proposals to put option re-pricing to a shareholder vote.
Severance Agreements for Executives/Golden Parachutes
Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include:
• A trigger beyond the control of management;
• The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

• Change-in-control payments should be double-triggered, i.e., (1) after a change in the company’s ownership structure has taken place, and (2) termination of the executive as a result of the change in control.

9. Corporate Responsibility

Animal Rights
Generally vote AGAINST proposals to phase out the use of animals in product testing unless:
• The company is conducting animal testing programs that are unnecessary or not required by regulation;
• The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;
• The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company’s animal welfare standards.
Drug Pricing and Re-importation
Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:
• The existing level of disclosure on pricing policies;
• Deviation from established industry pricing norms;
• The company’s existing initiatives to provide its products to needy consumers;
• Whether the proposal focuses on specific products or geographic regions.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.
Genetically Modified Foods
Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.
Tobacco
Most tobacco-related proposals (such as on second-hand smoke, advertising to youth and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.
Toxic Chemicals
Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals.
Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.
Arctic National Wildlife Refuge
Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:
• New legislation is adopted allowing development and drilling in the ANWR region;
• The company intends to pursue operations in the ANWR; and
• The company has not disclosed an environmental risk report for its ANWR operations.

Concentrated Area Feeding Operations (CAFOs)
Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:
• The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or
• The company does not directly source from CAFOs.

Global Warming and Kyoto Protocol Compliance
Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:
• The company does not maintain operations in Kyoto signatory markets;
• The company already evaluates and substantially discloses such information; or,
• Greenhouse gas emissions do not significantly impact the company’s core businesses.

Political Contributions
Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering: any recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.
Link Executive Compensation to Social Performance
Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.
Outsourcing/Offshoring
Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report; and the existence of a publicly available code of corporate conduct that applies to international operations.
Human Rights Reports
Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

10. Mutual Fund Proxies

Election of Directors
Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.
Converting Closed-end Fund to Open-end Fund
Vote CASE-BY-CASE on conversion proposals, considering the following factors:
• Past performance as a closed-end fund;
• Market in which the fund invests;
• Measures taken by the board to address the discount; and
• Past shareholder activism, board activity, and votes on related proposals.

Establish Director Ownership Requirement
Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.
Reimburse Shareholder for Expenses Incurred
Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the solicitation expenses.
Terminate the Investment Advisor
Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:
• Performance of the fund’s net asset value;
• The fund’s history of shareholder relations;
• The performance of other funds under the advisor’s management.

DIREXION FUNDS
PART C

OTHER INFORMATION

Item 23.  Exhibits

(a)	(i)	Declaration of Trust dated June 3, 1997 filed with the Trust’s Initial Registration Statement on Form N-1A filed on June 6, 1997.

	(ii)	Amendment to the Declaration of Trust dated April 5, 2006 filed with Post-Effective Amendment No. 65 to the Trust’s Registration Statement filed on May 1, 2006.

(b)		By-Laws dated June 3, 1997 filed with the Trust’s Initial Registration Statement on Form N-1A filed on June 6, 1997.

(c)		Voting trust agreement – None.

(d)	(i)(A)	Form of Investment Advisory Agreement filed with Pre-Effective Amendment No. 1 to the Trust’s Registration Statement filed on September 18, 1997.

	(i)(B)	Amendment to Schedule A of the Investment Advisory Agreement dated June 4, 2008 filed with Post-Effective Amendment No. 81 to the Trust’s Registration Statement filed on June 9, 2008.

	(ii)(A)(I)	Form of Subadvisory Agreement between Potomac Funds & Flexible Plan Investments filed with Post-Effective Amendment No. 21 to the Trust’s Registration Statement filed on January 12, 2004.

	(ii)(A)(II)	Amendment to Schedule A of the Subadvisory Agreement dated January 23, 2006 filed with Post-Effective Amendment No. 62 to the Trust’s Registration Statement filed on January 20, 2006.

(ii)(B)
Form of Subadvisory Agreement between Direxion (formerly, Potomac) & Hundredfold Advisors, LLC filed with Post-Effective Amendment No. 32 to the Trust’s Registration Statement filed on September 1, 2004.

(ii)(C)
Form of Subadvisory Agreement between Direxion (formerly, Potomac) & Horizon Capital Management, Inc. 2004 filed with Post-Effective Amendment No. 33 to the Trust’s Registration Statement filed on September 2, 2004.

(ii)(D)
Form of Subadvisory Agreement between Direxion (formerly, Potomac) & Portfolio Strategies, Inc. dated April 1, 2005 filed with Post-Effective Amendment No. 46 to the Trust’s Registration Statement filed on March 31, 2005.

	(ii)(E)	Form of Subadvisory Agreement between Direxion & Wilshire Associates, Inc. - to be filed by amendment.

(e)	(i)
Form of Distribution Agreement between Direxion (formerly, Potomac) and Rafferty Capital Markets, Inc. filed with Post-Effective Amendment No. 1 to the Trust’s Registration Statement filed on June 15, 1998.

	(ii)	Form of Dealer Agreement filed with Post-Effective Amendment No. 5 to the Trust’s Registration Statement filed on November 17, 1999.

1

(f)		Bonus, profit sharing contracts – None.

(g)	(i)	Custody Agreement dated February 16, 2004 filed with Post-Effective Amendment No. 50 to the Trust’s Registration Statement dated June 28, 2005.

(g)	(ii)	Amendment to Exhibit C to the Custody Agreement dated [ ], 200[ ] - to be filed by amendment.

(h)	(i)(A)	Transfer Agent Agreement filed with Post-Effective Amendment No. 50 to the Trust’s Registration Statement dated February 16, 2004.

	(i)(B)	Addendum to Exhibit A to the Transfer Agent Agreement dated [ ], 200[ ] - to be filed by amendment.

	(ii)(A)	Fund Accounting Servicing Agreement filed with Post-Effective Amendment No. 50 to the Trust’s Registration Statement dated February 16, 2004.

	(ii)(B)	Amendment to Exhibit A to the Fund Accounting Servicing Agreement dated [ ], 200[ ] – to be filed by amendment.

	(iii)(A)	Fund Administration Servicing Agreement filed with Post-Effective Amendment No. 50 to the Trust’s Registration Statement dated February 16, 2004.

	(iii)(B)	Amendment to Exhibit A to the Fund Administration Servicing Agreement dated [ ], 200[ ] – to be filed by amendment.

	(iv)(A)	Fulfillment Servicing Agreement filed with Pre-Effective Amendment No. 1 to the Trust’s Registration Statement dated September 18, 1997.

	(iv)(B)	Amendment to Exhibit A of the Fulfillment Servicing Agreement filed with Post-Effective Amendment No. 65 to the Trust’s Registration Statement dated May 1, 2006.

	(v)(A)	Form of Operating Expenses Limitation Agreement dated May 1, 2007 filed with Post-Effective Amendment No. 73 to the Trust’s Registration Statement dated August 28, 2007.

	(v)(B)	Form of Operating Expenses Limitation Agreement dated September 1, 2006 filed with Post-Effective Amendment No. 73 to the Trust’s Registration Statement dated August 28, 2007.

	(v)(C)	Form of Operating Expenses Limitation Agreement dated [ ], 200[ ] – to be filed by amendment.

(i)		Opinion and consent of counsel – to be filed by amendment.

(j)	(i)	Consent of Independent Registered Public Accounting Firm – to be filed by amendment.

	(ii)(A)	Power of Attorney form dated August 22, 2002 filed with Post-Effective Amendment No. 50 to the Trust’s Registration Statement dated June 28, 2005.

	(ii)(B)	Power of Attorney form dated April 4, 2007 filed with Post-Effective Amendment No. 71 to the Trust’s Registration Statement dated June 8, 2007.

	(ii)(C)	Power of Attorney form dated June 4, 2008 filed with Post-Effective Amendment No. 81 to the Trust’s Registration Statement dated June 9, 2008.

(k)		Financial Statements omitted from prospectus – None.

2

(l)		Letter of Investment Intent dated September 2, 1997 filed with Pre-Effective Amendment No. 1 to the Trust’s Registration Statement on September 18, 1997.

(m)	(i)(A)	Investor Class Plan pursuant to Rule 12b-1 dated November 10, 2006 filed with Post-Effective Amendment No. 67 to the Trust’s Registration Statement on December 22, 2006.

	(i)(B)	Amendment to Investor Class Plan pursuant to Rule 12b-1 dated [ ], 200[ ] – to be filed by amendment.

	(ii)(A)	Service Class Plan pursuant to Rule 12b-1 dated November 10, 2006 filed with Post-Effective Amendment No. 67 to the Trust’s Registration Statement on December 22, 2006.

	(ii)(B)	Amendment to Service Class Plan pursuant to Rule 12b-1 dated [ ], 200[ ] – to be filed by amendment.

(n)		Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 dated [ ], 200[ ] – to be filed by amendment.

(o)		Reserved.

(p)	(i)(A)	Code of Ethics of the Capital Markets, LLC filed with Post-Effective Amendment No. 20 to the Trust’s Registration Statement on December 31, 2003.

	(i)(B)	Form of Code of Ethics of Flexible Plan Investments, Ltd. filed with Post-Effective Amendment No. 21 to the Trust’s Registration Statement on January 12, 2004.

	(i)(C)	Form of Code of Ethics of Hundredfold Investors, LLC dated June 15, 2004 filed with Post-Effective Amendment No. 32 to the Trust’s Registration Statement on September 1, 2004.

	(i)(D)	Form of Code of Ethics of Horizon Capital Management, Inc. dated August 15, 2004 filed with Post-Effective Amendment No. 33 to the Trust’s Registration Statement on September 2, 2004.

(i)(E)
Code of Ethics of the Direxion (formerly, Potomac) Funds, Direxion (formerly, Potomac) Insurance Trust and Rafferty Asset Management, LLC dated November 9, 2004 filed with Post-Effective Amendment No. 37 to the Trust’s Registration Statement on December 1, 2004.

	(i)(F)	Form of Code of Ethics of Portfolio Strategies, Inc. filed with Post-Effective Amendment No. 46 to the Trust’s Registration Statement on March 31, 2005.

	(i)(G)	Code of Ethics of Wilshire Associates, Inc. dated [ ], 200[ ] – to be filed by amendment.

Item 24.  Persons Controlled by or Under Common Control with Registrant

None.

Item 25.  Indemnification

Article XI, Section 2 of the Trust’s Declaration of Trust provides that:

(a)           Subject to the exceptions and limitations contained in paragraph (b) below:

(i)
every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust and/or by the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof;

3

(ii)
the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while a Covered Person is in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)           No indemnification shall be provided hereunder to a Covered Person:

(i)
who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or (B) not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust; or

(ii)
in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry or full investigation); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent legal counsel.

(c)           The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.  Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

(d)           Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 2 may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust if it is ultimately determined that he or she is not entitled to indemnification under this Section 2; provided, however, that:

(i)	such Covered Person shall have provided appropriate security for such undertaking,

(ii)	the Trust is insured against losses arising out of any such advance payments, or

(iii)
either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

According to Article XII, Section 1 of the Declaration of Trust, the Trust is a trust and not a partnership.  Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust, a particular Series or the Trustees.  A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

4

Article XII, Section 2 provides that, subject to the provisions of Section 1 of Article XII and to Article XI, the Trustees are not liable for errors of judgment or mistakes of fact or law, or for any act or omission in accordance with advice of counsel or other experts or for failing to follow such advice.

Item 26.  Business and Other Connections of Investment Adviser

Rafferty Asset Management, LLC (the “Adviser”), 33 Whitehall Street, 10th Floor, New York, New York 10004, offers investment advisory services.  Information as to the officers and directors of the Adviser is included in its current Form ADV filed with the Securities and Exchange Commission (Registration Number 801-54679).

Portfolio Strategies, Inc. (“PSI”), 1102 Broadway, #302, Tacoma, Washington 98402, offers investment advisory services.  Information as to the officers and directors of PSI is included in its current Form ADV filed with the Securities and Exchange Commission (Registration Number 801-18475).

Flexible Plan Investments, Ltd. (“Flexible Plan”), 3883 Telegraph Road, Suite 100, Bloomfield Hills, Michigan, 48302, offers investment advisory services.  Information as to the officers and directors of Flexible Plan is included in its current Form ADV filed with the Securities and Exchange Commission (Registration Number 801-21073).

Hundredfold Advisors (“Hundredfold”), 2940 N. Lynnhaven Road, Suite 210A, Virginia Beach, VA 23452, offers investment advisory services.  Information as to the officers and directors of Hundredfold is included in its current Form ADV filed with the Securities and Exchange Commission. (Registration Number 801-63226).

Horizon Capital Management, Inc. (“HCM”), 141 Ridgeway Drive, Suite 203, Lafayette, LA 70503, offers investment advisory services.  Information as to the officers and directors of HCM is included in its current Form ADV filed with the Securities and Exchange Commission (Registration Number 801-26038).

Wilshire Associates, Inc. (“Wilshire”) 1299 Ocean Avenue Suite 700, Santa Monica, CA 90401, offers investment advisory services.  Information as to the officers and directors of Wilshire is included in its current Form ADV filed with the Securities and Exchange Commission (Registration Number 801-36233).

Item 27.  Principal Underwriter

(a) Rafferty Capital Markets, LLC, 59 Hilton Avenue, Garden City, NY 11530, serves as principal underwriter for the Direxion Funds, Leuthold Funds, Marketocracy Funds and Aegis Funds.

(b) The director and officers of Rafferty Capital Markets, LLC are:

Name	Positions and Offices with Underwriter	Position and Offices with Registrant

Thomas A. Mulrooney	President	None

Lawrence C. Rafferty	Director	Chairman of the Board of Trustees

Stephen P. Sprague	Chief Financial Officer	Treasurer and Controller

The principal business address of each of the persons listed above is 59 Hilton Avenue, Garden City, New York 11530.

Item 28.  Location of Accounts and Records

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained in the physical possession of the Direxion Funds’ investment adviser, subadviser, administrator, custodian, subcustodian, or transfer agent.

5

Item 29.  Management Services

Not applicable.

Item 30.  Undertakings

Registrant hereby undertakes to furnish each person to whom a prospectus is delivered a copy of its latest annual report to Shareholders, upon request and without charge.

6

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 83 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on November 26, 2008.

DIREXION FUNDS

By:  /s/ Daniel D. O’Neill
  Daniel D. O’Neill
  President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 83 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lawrence C. Rafferty*	Chairman of the Board	November 26, 2008
Lawrence C. Rafferty

/s/ Daniel J. Byrne*	Trustee	November 26, 2008
Daniel J. Byrne

/s/ Gerald E. Shanley III*	Trustee	November 26, 2008
Gerald E. Shanley III

/s/ John Weisser*	Trustee	November 26, 2008
John Weisser

/s/ Daniel D. O’Neill	President and Principal	November 26, 2008
Daniel D. O’Neill	Financial Officer

*By: /s/ Daniel D. O’Neill
Daniel D. O’Neill, President and Attorney- In Fact